                                                                    EXHIBIT 10.1

                                LEASE AGREEMENT
                                ---------------



                                    Between



                                 SAN ALESO, LLC
                     a California limited liability company

                                      And


                              VICINITY CORPORATION
                             a Delaware corporation



                                       At

                              370 SAN ALESO AVENUE
                   SUNNYVALE, SANTA CLARA COUNTY, CALIFORNIA




                             February 25, 2000

                                     LEASE
                                     -----


ARTICLE 1.  PARTIES
            -------

     This lease ("Lease"), dated February 25, 2000 ("Effective Date"), is made by and between SAN ALESO, LLC, a California limited liability company ("Landlord") and VICINITY CORPORATION, a Delaware corporation ("Tenant").

ARTICLE 2.  TERMS AND DEFINITIONS
            ---------------------

     2.1.  Definitions.  For purposes of this Lease, the following terms shall
           -----------
have the following meanings:


           A.  Property:  That certain improved real property comprising
               --------
approximately 3.49 acres of land located at 370 San Aleso Avenue, Sunnyvale, Santa Clara County, California 94086-1410 and described more particularly described in Exhibit A.
             ---------

           B.  Building:  The new two-story building under construction located
               --------
on the Property consisting of approximately Fifty Three Thousand One Hundred Fifty (53,150) square feet of floor area.

           C.  Premises:  That certain space having approximately Fifty Three
               --------
Thousand One Hundred Fifty (53,150) square feet of floor area, being all of the
                                                               ----------------
space located in the Building, and more particularly described in Exhibit B.
-----                                                             ---------

           D.  Lease Term:
               ----------

               1.  Initial Lease Term:  Eight (8) years.
                   ------------------
               2.  Options: Two (2) separate, consecutive five (5) year options.
                   -------

           E.  Estimated Delivery Date:  August 1, 2000
               -----------------------

           F.  Intentionally Omitted.

           G.  Rent Commencement Date: Fifteen (15) Days after the Delivery
               ----------------------
               Date.

           H.  Monthly Rent:  One Hundred Thirty Thousand Two Hundred Seventeen
               ------------
Dollars And Fifty Cents ($130,217.50) or ($2.45) per square foot plus all amounts due hereunder as Additional Rent.

           I.  Intentionally Omitted.

           J.  Intentionally Omitted.

           K.  Security Deposit:  $260,435.00
               ----------------

           L.  Monthly Rent Deposit upon Lease Execution:  ($130,217.50)
               -----------------------------------------

           M.  Permitted Use:  Tenant shall use the Premises solely for office,
               -------------
administration, research and development, manufacturing, warehousing and other legal related uses and for no other use without the prior consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

           N.  Trade Name:  Vicinity.com.
               ----------   ------------

           O.  Intentionally Omitted.

           P.  Address for Notices:
               -------------------

               1.  Landlord: SAN ALESO, LLC, a California limited liability
                   --------
company: 22 South Santa Cruz Avenue, Second Floor, Los Gatos, CA 95030-6837. Telephone number (408) 399-4950; facsimile number (408) 399-4960

               2.  Tenant: VICINITY CORPORATION, a Delaware corporation, 370 San
                   ------
Aleso Avenue, Sunnyvale, Santa Clara County, California 94086-1410. Telephone number ___________________________; facsimile number __________________________.

           Q.  Reciprocal Easement Agreements - REA(s):  Each document (if any)
               ---------------------------------------
hereafter executed by and between Landlord and the owner(s) or lessee(s) of certain parcels of real property adjoining or adjacent to the Property, which provide, in part, for a scheme of reciprocal easements for the benefit of owners, tenants and customers of the Property and, if applicable, owners, tenants and customers of such adjoining or adjacent property. As of the Effective Date there are no REA's affecting the Property.

           R.  Conditions, Covenants & Restrictions - CC&R(s):  Any and all
               ----------------------------------------------
declarations of covenants, conditions and restrictions, grants of easements, restrictive easement agreements, development agreements, parking lot maintenance agreements, notices of annexation, reservation of easements, restrictive covenant agreements, grant deed restrictions, or any similar documents or instruments and any and all amendments, replacements or modifications thereto affecting all or any part of the Property, whether recorded as of the date of execution of this Lease, or recorded thereafter. As of the Effective Date there are no CC&R's affecting the Property.

     2.2.  Exhibits.  The following drawings, documents and special provisions
           --------
are attached hereto as Exhibits and made a part of this Lease:

     ------------------------------------------------------------------------
     Exhibit A:  Legal description of the Property.
     ---------
     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
     Exhibit B:  Site Plan.
     ---------

     Exhibit C:  Work to be performed by Landlord ("Landlord's Work") in or on
     ---------
                the Premises. The Premises shall be constructed in accordance with the procedures outlined in Exhibit C.
                                                 ---------

     Exhibit C-1:  Working Drawings for Tenant Improvements
     -----------

     Exhibit D:  Form of Tenant's Certificate (Estoppel Certificate).
     ---------

     Exhibit E:  Acknowledgment of Lease Commencement Date (sample form).
     ---------

     Exhibit F:  Subordination and Non-Disturbance Agreement.
     ---------

     Exhibit G:  Level One Environmental Report.
     ---------
     ------------------------------------------------------------------------


ARTICLE 3. PREMISES
           --------

     3.1.  Premises.  Landlord hereby leases to Tenant and Tenant hereby leases
           --------
from Landlord the Premises described in Section 2.1C.  This Lease is subject to
                                        ------------
the terms, covenants and conditions herein set forth. Tenant covenants, as a material part of the consideration of this Lease, to keep and perform each and all of said terms, covenants and conditions.

     3.2.  Building.  The Building includes approximately fifty three thousand
           --------
one hundred fifty (53,150) square feet of floor space in a newly constructed two-story structure, measured in accordance with American Institute of Architects ("AIA") Document D101, "Methods of Calculating Areas and Volumes of Buildings."

     3.3.  Location And Environmental Condition Of The Property, Building And
           ------------------------------------------------------------------
Premises.   Landlord represents and warrants that to the best of its actual
--------
knowledge without inquiry or investigation: (a) there are no environmental issues respecting the Property, the Building and/or the Premises, and Landlord agrees to indemnify Tenant for environmental liabilities existing on or about the Property to the extent disclosed by and as of the date of the Level One Environmental Report attached hereto as Exhibit G; and (b) the Property, the
                                        ---------
Building and/or the Premises: (i) is not and never was located in an Earthquake Fault Zone, Special Studies Zone or Geologic Hazard Zone (Alquist-Priolo Earthquake Fault Zoning Act; Public Resources Code (S)2621 et seq.); a Seismic Hazard Zone (Seismic Hazards Mapping Act; Public Resources Code (S)2690 et seq.); a Special Flood Hazard Area designated by the Federal Emergency Management Agency (FEMA) or other Federal or California governmental agency or department; a 100-year flood plain area; a coastal flood area; a State Responsibility Area (Public Resources Code (S)(S)4102 and 4125 et seq.); a Wildland Area or Wildland Fire Area; an area shown on a Dam Failure Inundation Map pursuant to Government Code (S)8589.5; an area shown on a Very High Fire Hazard Severity Zone pursuant to Government Code (S)51175 through Government Code (S)51188; and (ii) does not now include and never included wetlands, and is not now and never was located in wetland area, endangered and/or protected species, flora, fauna or habitat areas.

     3.4.  ADA Compliance.  Landlord warrants that, to the best of its actual
           --------------
knowledge, as of the Rent Commencement Date, the Property, the Building and the Premises all are in compliance with the Americans with Disabilities Act of 1990 ("ADA"), 42 U.S.C. (S)12101 et seq., as amended from time to time.

ARTICLE 4.  LEASE TERM
            ----------

     4.1.   Commencement of Term.
            --------------------

            (a) Notwithstanding anything herein to the contrary, this Lease shall be effective as of the Effective Date. The Initial Lease Term shall begin on the Rent Commencement Date and shall end eight (8) years thereafter, unless sooner terminated as herein provided ("Initial Lease Term"). Landlord agrees to deliver to Tenant, and Tenant agrees to accept from Landlord, possession of the Premises upon substantial completion of the Landlord's Work as described in Exhibit C and the Tenant Improvements described in Exhibit C-1 ("Delivery Date")
---------                                          -----------
which Landlord estimates will occur on or before the Estimated Delivery Date set forth in Section 2.1E.
         ------------

            (b) Immediately following the Rent Commencement Date, Landlord shall deliver to Tenant a written statement in the form attached hereto as Exhibit E,
                                                                     ---------
acknowledging the Rent Commencement Date. Tenant shall execute said statement and deliver same to Landlord within ten (10) Days following Landlord's request. Except as otherwise specifically stated in this Lease, the "Lease Term" shall include the original term and any Extended Terms and any extensions, renewals or holdover thereof.

            (c) No later than the close of business on:

                (i)    March 3, 2000, Tenant shall deliver to Landlord its space
                       -------------
program requirements;

                (ii)   March 9, 2000, Landlord shall deliver a space plan to
                       -------------
Tenant for Tenant's review and approval;

                (iii)  March 14, 2000, Tenant shall notify Landlord of its
                       --------------
approval of the space plan provided by Landlord;

                (iv)   March 21, 2000, Landlord shall deliver to Tenant cost
                       --------------
estimates associated with the construction of the space plan approved by Tenant;

                (v)    March 27, 2000, Tenant shall notify Landlord of its
                       --------------
acceptance of the projected costs associated with the construction of the space plan;

            (d) Landlord shall cause working drawings for construction of Tenant's space to be ready for submittal to the City of Sunnyvale for approval ("Working Drawings"). When available, the final Working Drawings shall be attached to this Lease as Exhibit C-1.
                          -----------

            (e) Tenant's failure to meet the deadline set forth in Section 4.1(c)(i) shall constitute a Tenant delay and, day-for-day, shall extend Landlord's time to perform under Sections 4.1(c)(iii) and 4.2(a). Tenant's
                                 -------------------------------
failure to meet the deadline set forth in Section 4.1(c)(ii) shall constitute a
                                          ------------------
Tenant delay and, day-for-day, shall extend Landlord's time to perform under Sections 4.1(c)(iii), 4.2(a).
----------------------------

     4.2.  Delay in Possession.  Notwithstanding the Estimated Delivery Date set
           -------------------
forth in Section 2.1E, if for any reasons other than Force Majeure and/or delays
         ------------
in delivery of possession of the Premises caused or contributed to by Tenant (each of which shall extend the Outside Delivery Date on a day-for-day basis), Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case, Tenant shall not be obligated to pay Monthly Rent and other charges until possession of the Premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises with Landlord's Work substantially completed, as defined in

Exhibit C, by:
---------

           (a) August 1, 2000 - Tenant shall be required to continue this Lease
               --------------
on all of its terms, and Landlord will credit toward the first amounts of Monthly Rent payable by Tenant, one (1) Day of the Monthly Rent for every one
(1) Day that Landlord's delivery of the Premises to Tenant is delayed beyond August 1, 2000 (as extended by Force Majeure and/or Tenant delays), not to exceed one month's Monthly Rent.

           (b) October 1, 2000 ("Outside Delivery Date") - No later than October
               ---------------
1, 2000, Tenant shall elect to (i) terminate this Lease by ten (10) Days' advance Notice to Landlord, in which case neither Landlord nor Tenant shall have any further liability to the others; or (ii) continue this Lease in full force and effect without any additional compensation for the delay in delivery of the Premises. Tenant's failure to notify Landlord by October 1, 2000 of its election to terminate under Section 4.2(b)(i) shall constitute Tenant's election to continue this Lease in full force and effect pursuant to Section 4.2(b)(ii).

     4.3.  Extended Term(s).  Tenant is granted the option to extend the Initial
           ----------------
Lease Term ("Renewal Option(s)") upon and subject to all of the provisions contained herein, except for the Monthly Rent and the option to extend as set forth herein, for two (2) separate, consecutive five (5) year periods (the "Extended Term(s)") following expiration of the Initial Lease Term set forth in
Section 2.1D by giving written notice of exercise of the Renewal Option ("Option
------------
Notice") to Landlord not more than two hundred seventy (270) Days nor fewer than one hundred fifty (150) Days before the expiration of the term then in effect. Once exercised, the Tenant shall not have the right to revoke its election to exercise the Renewal Option. If the Renewal Option is not exercised as provided for herein within the time provided for, then the Renewal Option shall expire and the Tenant shall not have the right to renew the Lease. To avoid any inadvertent forfeiture of any Renewal Option, if Tenant fails to give the Option Notice at least one hundred fifty (150) Days before the expiration of the term then in effect and has not given Landlord advance Notice of Tenant's intent not to exercise its Renewal Option, then Tenant's right to exercise such Renewal Option shall continue, as shall its tenancy under this Lease, until ten (10) Days after Landlord gives Tenant Notice of Landlord's election to terminate the Renewal Option, during which ten (10) Day period Tenant may exercise its Renewal Option, provided that it otherwise is eligible to do so under the terms of this Lease.

     A.  Options Personal.  The Renewal Option(s) herein granted to Tenant are
         ----------------
not assignable separate and apart from this Lease, except in the event of a purchase of fifty-one percent (51%) or more of Tenant's assets and/or stock in a single transaction or related series of transactions, and except in the event of the merger of Tenant into any entity controlling, controlled by, or under common control with Tenant.

     B.  Multiple Options.  If Tenant has multiple Renewal Options, a later
         ----------------
Renewal Option cannot be exercised unless the prior Renewal Option has been exercised properly.

     C.  Effect of Default on Options.  Notwithstanding any provision in Section
         ----------------------------                                    -------
4.3 to the contrary, Tenant shall have no right to exercise a Renewal Option:
---
(i) if Tenant is in default under this Lease beyond any applicable cure period; or (ii) at any time after an event of default described in Section 21.1D.
                                                           -------------

     D.  No Extension.  The period of time within which a Renewal Option may be
         ------------
exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Renewal Option because of the provisions of Section 4.3C. Time is
                                                         ------------
of the essence of the provisions of this Lease pertaining to the exercise of the Renewal Option(s).

     4.4.  Tenant's Termination Option.  Notwithstanding the provisions of this
           ---------------------------
Article 4, Tenant may terminate the Lease and its possession of the Property,
---------
the Building and the Premises as follows:

           (a) Tenant shall provide written notice to Landlord of its option to proceed under this Section 4.4 not fewer than ninety (90) Days before the
                   -----------
effective date of such termination;

           (b) No later than the effective date of such termination, Tenant shall pay to Landlord by wire transfer or cashier's check all of the following:

               (i) Two (2) times the aggregate amount of Tenant's Monthly Rent obligations, including scheduled increases thereof calculated at the highest amount permitted under the terms of this Lease, for the remaining term of the Lease then in effect; and

               (ii) Two (2) times the aggregate amount of Tenant's Additional Rent obligations, including scheduled increases thereof calculated at the highest amount permitted under the terms of this Lease, for the remaining term of the Lease then in effect; and

               (iii) Two (2) times the aggregate amount of Tenant's Common Area Maintenance obligations based on the amount of such obligations for the twelve
(12) month period immediately preceding the effective date of the termination as increased by scheduled increases thereof calculated at the highest amount permitted under the terms of this Lease, for the remaining term of the Lease then in effect.

           (c) No later than the effective date of such termination, Tenant shall execute and deliver to Landlord a quitclaim deed to the Property and such other documentation as Landlord reasonably shall request.

           (d) No later than the effective date of such termination, Tenant shall vacate and surrender to Landlord possession of the Property, the Building, the Premises and all keys thereto.

           (e) All of Tenant's obligations under this Lease which survive the expiration or other termination of this Lease shall survive a termination under this Section 4.4.
     -----------

ARTICLE 5.  RENT
            ----

     5.1.   Monthly Rent - Initial Lease Term.  Tenant agrees to pay to
            ----------------------------------
Landlord, at the times and in the manner herein provided, the Monthly Rent specified in Section 2.1H. Monthly Rent shall be payable in advance on the
             ------------
first Day of each calendar month, without notice, demand or offset whatsoever, commencing upon the Rent Commencement Date as provided in Section 2.1G, except
                                                          ------------
that the first installment of Monthly Rent shall be paid upon the mutual execution of this Lease.

            A.  Proration.  If the Rent Commencement Date falls on a Day of the
                ---------
month other than the first Day of such month, the Rent for the first fractional month shall accrue on a daily basis for the period from the Rent Commencement Date to the end of such calendar month at a rate equal to 1/30th of the said Monthly Rent for each such Day. All other payments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

            B.  Place of Payment.  All Rent and other charges shall be paid by
                ----------------
Tenant in then lawful currency of the United States of America and shall be paid to Landlord at the address specified for service of notices upon Landlord in
Section 2.1P, or at such other places as may from time to time be designated by
------------
Landlord in writing at least ten (10) Days prior to the next ensuing payment date.

     5.2.  Monthly Rent Adjustment - Initial Lease Term.    During the Initial
           ---------------------------------------------
Lease Term, the Monthly Rent payable under Section 5.1 automatically, and
                                           -----------
whether or not separate notice thereof is provided by Landlord to Tenant, shall be adjusted as follows: on the first day of each of the thirteenth (13th) month [start of year 2]; twenty fifth (25th) month [start of year 3]; thirty seventh
(37th) month [start of year 4]; forty ninth (49th) month [start of year 5]; sixty first (61st) month [start of year 6]; seventh third (73rd) month [start of year 7]; and eighty fifth (85th) month [start of year 8] of this Lease, the Monthly Rent payable during the preceding month shall be increased by the percentage change in the consumer price index (SF/Oakland area for all urban consumers), with a minimum annual increase of three percent (3%) and a maximum annual increase of five percent (5%). As adjusted, the new amount payable shall constitute the "Monthly Rent."

     5.3.  Additional Rent.  Except as otherwise specifically provided herein,
           ---------------
all items designated hereunder as Additional Rent ("Additional Rent") shall be due and payable at the same time and place as the next installment of Minimum Rent due and payable hereunder.

     5.4.  Monthly Rent During Extended Term(s).   The Monthly Rent for the
           ------------------------------------
Extended Terms shall be adjusted as set forth in this Section 5.4.  For purposes
                                                      -----------
of the following Monthly Rent calculations, no credit shall be given to Tenant for any improvements made to the Premises above and beyond those made in connection with the initial Tenant Improvement Allowance:


           A.  First Extended Term: The Monthly Rent shall be equal to the
               -------------------
greater of (i) the Monthly Rent payable at the end of the end of the Initial Lease Term increased by the percentage change in the consumer price index (SF/Oakland area for all urban consumers), with a minimum annual increase of three percent (3%) and a maximum annual increase of five percent (5%) or (ii) the fair market rental value of the Premises based on then-prevailing market rates for similarly situated properties.

           B.  Second Extended Term:  The Monthly Rent shall be equal to the
               --------------------
greater of (i) the Monthly Rent payable at the end of the end of the First Extended Term increased by the percentage change in the consumer price index (SF/Oakland area for all urban consumers), with a minimum annual increase of three percent (3%) and a maximum annual increase of five percent (5%) or (ii) the fair market rental value of the Premises based on then-prevailing market rates for similarly situated properties.

     5.5.  Intentionally Omitted.

     5.6.  Tenant Improvement Allowance.
           ----------------------------

           (a) Construction Allowance. Landlord shall pay the lesser of (a) the
               ----------------------
actual cost of all initial tenant improvements made by Tenant at the Premises or
(b) twenty five dollars ($25.00) per square foot for initial tenant improvements at the Premises ("Construction Allowance"). In no event shall Landlord's liability under this Section 5.6(a) exceed one million three twenty eight
                     --------------
thousand seven hundred fifty dollars ($1,328,750) (53,150 square feet x $25 psf.

           (b) Additional T.I. Funds.  In addition to the Construction
               ---------------------
Allowance, Landlord agrees to advance to Tenant for initial tenant improvements, up to but not more than ten dollars ($10) per square foot, as follows ("Additional T.I. Funds"):

               (i) Tenant shall repay all amounts advanced to Tenant as Additional T.I. funds along with ten percent (10%) per year simple interest thereon, all amortized and payable as Additional Rent in sixty (60) successive equal monthly installments commencing on the date on which Tenant first pays Monthly Rent.

               (ii) In no event shall Landlord's liability under this Section
                                                                      -------
5.6(b) exceed five hundred thirty one thousand five hundred dollars ($531,500)
------
(53,150 square feet x $10 psf.).

           (c) Tenant Improvements, Tenant Improvement Allowance Defined.  The
               ---------------------------------------------------------
Construction Allowance and the Additional T.I. Funds collectively are referred to as the "Tenant Improvement Allowance." and the improvements made with the Tenant Improvement Allowance shall be referred to as the "Tenant Improvements."

           (d) Tenant Improvements Permitted Purposes.  The Tenant Improvement
               --------------------------------------
Allowance shall be used solely for planning, permitting and constructing Tenant's interior improvements to the Building shell and the cost of installing communications and data cabling, but shall not be used for such matters as furniture, furnishings, equipment, appliances, alarm or security systems, specialized improvements, inventory, supplies and/or similar matters.

           (e) Architect/Contractor.  The Parties agree that Devcon
               --------------------
Construction, Inc. shall be the architect/designer and contractor used to make the Tenant Improvements provided for in this Section 5.6.
                                             -----------

           (f) Removal Of Tenant Improvements.  The Parties agree that any non-
               ------------------------------
removable leasehold improvements which are paid for either wholly or partially through the use of such Tenant Improvement Allowance (including specifically, but not limited to all communications and data cabling), immediately upon payment therefor by Landlord shall become the property of Landlord and may not be removed by Tenant at the expiration or other termination of this Lease.

ARTICLE 6.   REAL PROPERTY TAXES
             -------------------

        6.1. Real Property Taxes.  In addition to all other sums due hereunder,
             -------------------
Tenant shall pay to Landlord as Additional Rent all Real Property Taxes (as hereinafter defined and computed).

           (a) As used herein, "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, business tax, improvement bond or bonds, levy or tax (other than personal income, estate, or franchise taxes of Landlord) imposed on the Premises, the Building and/or the Property by any authority having direct or indirect power to tax, including any city, state, or federal government, or any school, agricultural, sanitary, fire, street drainage, or other improvement district thereof, or against any legal or equitable interest of Landlord in the Premises, the Building and/or the Property, including, without limitation, a so-called value added tax. The term Real Property Taxes shall also include any tax, fee, levy, assessment, or charge (i) in partial or total substitution for any tax, fee, levy, assessment or charge (or any increase therein) hereinabove included within the definition of Real Property Taxes, or
(ii) the nature of which was hereinbefore included within the definition of Real Property Taxes, or (iii) that is imposed for a service or right not charged prior to issuance of a Certificate of Occupancy for the Building and/or the Premises, or if previously charged, has been subsequently increased, or (iv) that is imposed by reason of this transaction, any modifications or changes hereto or any transfer hereof, or (v) that is imposed on rents, the square footage of the Premises, the Building and/or the Property or the act of entering into the Lease for the occupancy of Tenant. With respect to any assessment which under the laws then in force may be evidenced by improvement or other bond, and may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and statutory interest thereon shall be included within the computation of Real Property Taxes levied against the Building and/or the Property. A copy of the tax bill received by Landlord for Real Property Taxes hereunder shall be made available to Tenant upon receipt of a written request therefor. Real Property Taxes shall also include the reasonable cost to Landlord of actually contesting the amount or validity or applicability of the aforementioned taxes. Each of Tenant and Landlord may contest the amount or validity of any Real Property Taxes, and if such contesting party receives a refund thereof following such contest, such refund shall be attributable to the year in which such tax was included in Real Property Taxes hereunder, and, if Landlord, shall promptly credit to Tenant the Tenant's share of such refund after deducting any unpaid expenses, including litigation, incurred in connection with obtaining the refund, or shall pay such sum to Tenant if received by Landlord after the expiration or earlier termination of the Lease.

           (b) Tenant will not be obligated to pay local, state or federal net income taxes assessed against Landlord; local, state or federal capital levy of Landlord; or sales, excise, franchise, gift, estate, succession, inheritance, or transfer taxes of Landlord, and will be required to pay no more than the actual amounts paid by Landlord. Also, Tenant will not be obligated to pay late payment charges and penalties incurred by Landlord.

           (c) Tenant shall pay all reasonable costs relating to any such tax protest. Should Tenant successfully protest the taxes, Tenant's reasonable costs of such protest shall be credited against its share of the taxes due in the relevant tax year in an amount not to exceed the actual amount of the tax reduction achieved by Tenant.

           (d) If, by virtue of any application or proceeding brought by or on behalf of Landlord, there shall be a reduction of the assessed valuation of the land and/or building for any fiscal year which affects the Real Estate Taxes or part thereof, for which Additional Rent has been paid by Tenant pursuant to this Article, such Additional Rent payment shall be recomputed on the basis of any such reduction and Landlord will refund to Tenant any sums paid by Tenant in excess of the recomputed amounts, less all costs, expenses and fees, including, but not limited to, appraisers' and attorneys' fees incurred by Landlord in connection with such application or proceeding. Such refund will be made within thirty (30) Days after receipt by Landlord of a tax refund.

           (e) In the case of a general or special assessment levied against the Building and/or the Property, regardless of whether Landlord elects to pay the assessment in installments, Tenant's share of such assessments shall be computed as if Landlord had elected to pay the same in installments over the longest period of time allowed by applicable law and only those installments (or partial installments) attributable to installment periods (or partial periods) falling within the term of this Lease shall be included.

     6.2.  Personal Property Taxes.  Tenant shall pay before delinquency all
           -----------------------
taxes, assessments, license fees, and public charges levied, assessed, or imposed upon its business operation, as well as upon all trade fixtures, leasehold improvements, merchandise, and other personal property in, on, or upon the Premises. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. Tenant shall comply with the provisions of any law, ordinance, or rule of the taxing authorities that require Tenant to file a report of Tenant's property located in the Premises.

ARTICLE 7. SECURITY DEPOSIT
           ----------------

     (a) Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of two hundred sixty thousand four hundred thirty five dollars ($260,435.00). Said sum shall be held by Landlord as a security deposit ("Deposit") for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. This amount may be paid in cash or in the form of a Letter of Credit, from a commercial institution and in a form reasonably acceptable to Landlord upon the execution of this Lease.

     (b) If Tenant defaults, with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Deposit for the payment of such amount in default and for any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) Business Days after written demand therefor, deposit with Landlord an amount sufficient to restore the Deposit to its required amount. Such amount as is necessary to restore the Deposit to the required amount shall be in the form of cash. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit.

     (c) If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Deposit or any balance thereof shall be returned to Tenant (or to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

ARTICLE 8.  USE
            ---

     8.1.  Permitted Use.  Tenant shall use the Premises solely for the
           -------------
Permitted Use (Section 2.1M) and under its name or its Trade Name (Section
               ------------      ---------------------------       -------
2.1N), and Tenant shall not use, suffer or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use the Premises, or any part thereof for any use or purpose contrary to the provisions of this Lease, contrary to the provisions of any REA(s), contrary to the provisions of any CC&R(s), or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Premises, the Building and/or the Property.

     8.2.  Hazardous Waste.
           ---------------

           A. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances" or similar term now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs, and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Without limiting the foregoing, the term "Hazardous Material" shall include, without limitation, each substance regulated by or under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S)(S) 6901, et seq.), the Resources Conservation and Recovery Act of 1976 (42 U.S.C. (S)6901, et seq.), the Clean Water Act (33 U.S.C. (S)1251, et
seq.), the Safe Drinking Water Act (14 U.S.C. (S)1401, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801, et seq.), the and Toxic Substance Control Act (15 U.S.C. (S)2601, et seq.), and any other federal, state or local law. Such substances shall include, but not be limited to, all of the following: any material containing asbestos, formaldehyde, radon, methane or other gases, lead, lead-based paint, or lead contamination; any electrical transforming equipment, fluorescent light fixtures with ballasts or other equipment containing PCB materials, electromagnetic fields, nuclear materials, nuclear waste sites, nuclear sources, or waste material sites; any surface or underground tanks (or the contents or former contents thereof) used for the storage of heating oil, gasoline, diesel fuel or any other material or substance; and any material or substance which was, is, or may become regulated as a toxic, hazardous, or similarly dangerous substance or material.

           B. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Premises, the Building and/or the Property by Tenant, its agents, employees, contractors, sublessee or invitees without the prior written consent of Landlord, other than products used by Tenant in the normal course of its business operations. Landlord shall be entitled to take into account such factors or facts as Landlord may determine to be relevant in determining whether to consent to Tenant's proposed activity with respect to Hazardous Material, and Landlord may attach commercially reasonable conditions to any such consent if such conditions are necessary, in Landlord's sole discretion, to protect Landlord's interests in avoiding potential liability to Landlord or damage to the Property or surrounding or nearby property arising from Tenant's activities with respect to Hazardous Material.

           C. Tenant shall comply with all federal, state, and local laws, rules, regulations, orders, and ordinances pertaining to its use of Hazardous Material and Tenant shall, within three (3) Days after receipt thereof, at its own cost and expense, take all investigatory and/or remedial action required or ordered for any clean up of any Hazardous Material or contamination of the Premises, the Building and/or the Property or the elements and property surrounding same created or suffered by Tenant, its agents or employees in the Premises and/or the Building. Tenant shall promptly notify Landlord and shall provide Landlord with copies of the following relating to Hazardous Material with respect to the Premises: notices of violation, notices to comply, citations, inquiries, reports filed pursuant to self-reporting requirements and reports filed pursuant to any law or regulation, permits and permit applications.

           D. Tenant shall indemnify and hold Landlord and Landlord's shareholders, directors, officers, managers, members, employees, partners, affiliates, spouses, attorneys, agents, representatives, successors, assigns, lenders, and ground lessee(s), if any, harmless from any and all costs, liabilities, claims, expenses, penalties, and damages of any kind, including but not limited to, attorneys' fees and the cost of any investigation, remediation, cleanup and/or abatement caused by Tenant's violation of this Section. Without limiting the foregoing, the indemnification herein provided shall include, without limitation, all of the following: (i) losses attributable to diminution in the value of the Premises, the Building, or the Real Property; (ii) loss or restriction of use of rentable space in the Building; (iii) adverse effect on the marketing of any space in the Building; and (iv) all other liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. No release agreement entered into by Landlord and Tenant nor any termination, cancellation or cessation of this Lease shall release Tenant from its obligations under this Section 8.2D, unless such
                                                     ------------
release agreement expressly sets forth Landlord's intention to release Tenant from its obligations hereunder for Hazardous Material.

           E. Landlord and Landlord's agents shall have the right to enter the Premises to inspect, monitor and/or take remedial action with respect to Hazardous Material in, on, under or affecting the Premises, or to discharge Tenant's obligations hereunder with respect to Hazardous Material when Tenant has failed to do so within the time specified hereunder.

           F.  In accordance with the California Health and Safety Code,
(S)25359.7(b), if Tenant has knowledge, or has reasonable cause to believe, that any Hazardous Material has come to be located on, under or about the Premises, Tenant shall, upon discovery of the presence or suspected presence of Hazardous Material, give written notice of that condition to Landlord. Failure of Tenant to provide written notice to Landlord as herein defined shall be a default under this Lease if the contamination has been caused by Tenant. If Tenant has knowledge of the presence of any Hazardous Material located on, under, or about the Premises and knowingly and willfully fails to provide written notice to Landlord when herein defined, Tenant may be liable for a civil penalty by governmental authorities not to exceed Five Thousand Dollars ($5,000.00) for each separate violation.

           G. No earlier than six (6) months and no later than three (3) months before the expiration of the Lease Term, as extended, if extended, Tenant, at Tenant's sole cost and expense, shall provide to Landlord a then-current Phase 1 environmental site assessment prepared by a licensed environmental contractor, showing that the condition of the Property has not changed materially during Tenant's occupancy thereof. Tenant, at its sole cost and expense shall, with respect to all environmental matters caused or permitted by Tenant and/or its agents, employees, representatives, contractors, invitees and/or guests, remediate the Property, the Building and the Premises, as necessary to restore each to the same (or better) condition that it was in at the beginning of the Initial Lease Term and shall hold harmless and indemnify Landlord in connection therewith. Tenant's failure to comply with the provisions of this Section 8.2(G)
                                                                  --------------
shall not extend the Lease Term and/or Tenant's right to occupy the Premises, the Building and/or the Property, but shall constitute a material breach of this Lease and shall render Tenant liable for all damages which have their roots in such breach.

     H.  Each provision of this Section 8.2 shall survive the expiration or
                                -----------
other termination of this Lease.

ARTICLE 9.  UTILITIES SERVICES
            ------------------

     9.1.  Utility Installation.  Landlord agrees that it shall cause to be made
           --------------------
available to Tenant within the Building conduits in accordance with Exhibit C
                                                                    ---------
for the delivery and distribution within the Building of water, gas, electricity, communication and data cabling, and telephone service and for the removal of sewage from the Premises all as provided in Exhibit C.
                                                       ---------

     9.2.  Payment of Utility Cost.  Tenant, at its own expense and as
           -----------------------
Additional Rent, agrees to pay for all water, power, and electric current and all other similar utilities used by Tenant on the Premises (including, but not limited to internet, intranet, satellite, wireless telecommunication, cable and/or similar data transmission media), and Tenant agrees to provide, at Tenant's sole cost and expense, any check meters of the type required by the utility company. If Landlord furnishes any utility, the cost to Tenant will not exceed either the cost to Landlord for the Utility or the amount that Tenant would pay to obtain the Utility from the public utility directly.

     9.3.  No Liability.  Except for Landlord's or Landlord's agents' negligence
           ------------
or willful misconduct, Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being or furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold any Rent or any other sums due pursuant to the terms of this Lease , provided, however, if any utility to the Premises should become unavailable for a continuous period in excess of seventy two (72) hours and such unavailability is caused by Landlord or Landlord's agent, all Monthly Rent shall abate until utility service to the Premises is restored. Landlord agrees to use reasonable efforts to cause the cessation of any such interruption and to the extent reasonably possible to effect repairs during non-business hours.


ARTICLE 10.  INDEMNITY AND INSURANCE
             -----------------------

      10.1.  Indemnification and Waiver.  To the extent any loss or damage is
             --------------------------
covered or required to be covered by insurance, Landlord and Tenant each hereby waive any rights one may have against the other, and Tenant waives any rights it may have against any trust deed holder or any of the parties to any REA(s) so long as said parties provide a similar waiver against Tenant, on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective properties, the Premises or their contents, or to other portions of the Building arising from any risk generally covered by fire and extended coverage insurance or from vandalism, malicious mischief or sprinkler leakage. The Parties hereto, on behalf of their respective insurance companies insuring such losses, waive any right of subrogation which such insurer may have against the other, and Tenant on behalf of its said insurance company waives any right of subrogation which such insurer may have against any trust deed holder or any of the parties to any REA(s).


     Tenant agrees to indemnify and hold harmless Landlord from and against every claim or loss by reason of any accident or damage to any person or property happening on the Property except for and to the extent that those claims and losses were due to the negligence and/or intentionally wrongful conduct of Landlord or Landlord's agent. Landlord agrees to indemnify and hold harmless Tenant from any claim or loss by reason of an accident or damage to any person or property happening on the Property to the degree such was caused exclusively by Landlord's or Landlord's agent's negligence and/or intentionally wrongful conduct. This Section 10.1 shall survive the expiration or other
                        ------------
termination of this Lease.

     10.2. Tenant's Insurance Obligation.  Tenant further covenants and agrees
           -----------------------------
that it shall carry and maintain during the entire Lease Term hereof, and each Extended Term hereof, at Tenant's sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided:

           A. Public Liability and Property Damage. Tenant shall at all times during the Initial Term, and each Extended Term, maintain in effect a policy or policies of bodily injury liability insurance with limits of not less than Two Million Dollars ($2,000,000.00) combined single limit insuring against any and all liability of the insured with respect to the Premises or arising out of the maintenance, condition, use or occupancy thereof, and property damage liability insurance with a limit of not less than Two Million Dollars ($2,000,000.00) per accident or occurrence with a Four Million Dollar ($4,000,000.00) aggregate limit. All such insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property contained in Section 10.1.
                                          ------------

           B.  Tenant Improvements.  Insurance covering Tenant's leasehold
               -------------------
improvements, alterations or additions permitted under Article 11 hereof, and
                                                       ----------
Tenant's trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, in an amount not less than one hundred twenty five percent (125%) of their full replacement cost, without depreciation, from time to time during the Lease Term, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against damage to such property from sprinkler damage, vandalism, and malicious mischief. Any policy proceeds shall be used for the repair of the items damaged or destroyed unless this Lease shall cease and terminate under the provisions of
Article 18 hereof.
----------

           C.  Worker's Compensation Insurance.  Tenant shall at all times
               -------------------------------
during the Lease Term maintain in effect a policy or policies of all worker's compensation insurance covering all persons employed, directly or indirectly, in connection with any work performed by Tenant or any repair or alteration authorized by this Lease or consented to by Landlord, and all employees and agents of Tenant with respect to whom death or bodily injury claims could be asserted against Landlord or Tenant, and as otherwise required by the law of the State of California.

     10.3.  Policy Requirements.  All policies of insurance provided for in this
            -------------------
Article 10 shall be issued by insurance companies with a general policyholders'
----------
rating of not less than A+ and a financial rating of not less than Class X as rated in the most current available Best's Insurance Reports and qualified to do business in the State of California. All such liability policies shall be issued in the names of Landlord, as an additional insured, and Tenant, and, if requested by Landlord, Landlord's mortgagees or trust deed beneficiaries as additional insured, which policies shall be for the mutual and joint benefit and protection of Landlord, Tenant and Landlord's mortgagees or trust deed beneficiaries and Tenant shall cause its insurer to issue the appropriate waiver of subrogation rights endorsements to all such insurance policies. Executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord at least ten (10) Days prior to the Delivery Date (with prior written notice of such Delivery Date to Tenant) and thereafter at least thirty
(30) Days prior to the expiration of the term of each such policy. All public liability policies shall contain a provision that Landlord, although named as an insured, nevertheless shall be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees by reason of any act or omission of Tenant or its servants, agents, employees or contractors. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give Landlord at least thirty (30) Days' notice in writing in advance of any cancellation or lapse of the effective date of any reduction in the amount of insurance. All public liability, property damage or other casualty policies shall be written as primary policies, not contributing with coverage that Landlord may carry.

     10.4.  Increase in Coverage. Not more than once every five (5) years during
            --------------------
the Term and each Extended Term, if commercially reasonable, Landlord may increase the amounts or limits of insurance required to be carried by Tenant hereunder and Tenant shall increase the amounts or limits of the insurance required to be carried by Tenant hereunder and shall provide Landlord with policies or certificates indicating the increased amounts or limits as provided in Section 10.3.
   ------------

     10.5.  Blanket Coverage.  Notwithstanding anything to the contrary
            ----------------
contained in this Article 10, Tenant's obligations to carry the insurance
                  ----------
provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that Landlord and Landlord's mortgagees or trust deed beneficiaries shall be named as an additional insured thereunder on liability policies as their interest may appear; and that the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policy of insurance, and provided further that the requirements set forth herein are otherwise satisfied.

     10.6.  Landlord's Insurance Obligations.  Landlord shall maintain or cause
            --------------------------------
to be maintained in effect a policy or policies or insurance covering the Property and/the Building, including the leasehold improvements included within "Landlord's Work" as referenced in Exhibit C (but not alterations or additions
                                   ---------
permitted under Article 11 and/or Tenant's personal property), in an amount of
                ----------
not less than the full replacement cost (exclusive of excavations, foundations and footings) during the Initial Term and all Extended Terms, providing protection against any peril generally included within the classification "Fire and Extended Coverage" (and "Earthquake Insurance" and "Flood Insurance" if Landlord in its sole discretion deems such additional coverage desirable), together with insurance against sprinkler damage, vandalism and malicious mischief, and such further insurance as Landlord or Landlord's lender deems necessary or desirable. Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance. Not less often than every three years during the Initial Term of this Lease, Landlord shall obtain from three (3) separate, qualified and rated insurance companies estimates (quotes) for the cost of Landlord's insurance obligations under this Section 10.6. Landlord shall
                                            ------------
provide copies of teach of these bids to Tenant and Tenant shall only be required to reimburse Landlord in the amount of the lowest cost estimate, regardless of insurer chosen by Landlord. Landlord will cause the insurer to issue the appropriate waiver of subrogation endorsement to all policies. In addition to all other sums due hereunder, Tenant shall pay to Landlord as Additional Rent the cost of Landlord's insurance described herein. Payment of Tenant's share shall be made in accordance with Section 5.3. Notwithstanding
                                                -----------
anything in this Section 10.6 to the contrary: (a) Landlord shall not obtain
                 ------------
Flood Insurance unless the Property is located within a Flood Hazard Area designated by the Federal Emergency Management Agency (FEMA) and (b), Tenant's obligation to pay the annual premium for Earthquake insurance shall not exceed sixteen thousand dollars ($16,000.00) per year for the first year of the Lease and, during the balance of the Lease term, as extended, if extended, shall not increase more than three percent (3%) over the amount payable for such insurance during the previous Lease year.

ARTICLE 11.  TENANT'S RIGHT TO MAKE ALTERATIONS'
             -----------------------------------

      11.1.  Permitted Alterations.
             ---------------------

             (a) Landlord agrees that Tenant may, at its own cost and expense and after giving Landlord at least thirty (30) Days' prior notice in writing of its intention to do so, from time to time during the Initial Term and all Extended Terms, make such alterations, additions, and changes to the interior of the Premises (except those of a structural nature or would affect the mechanical and/or electrical systems of the Common Area) as it may find necessary or convenient for its purposes, provided that the value of the Premises is not thereby diminished, that the same would not breach any of the terms of this Lease, and provided further that, except as hereinafter provided, Tenant shall not make any alterations, additions or changes to the Premises without first delivering plans therefor to Landlord and procuring the prior written consent of Landlord to all such alterations, additions or changes, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant may make any nonstructural interior alterations, additions or changes to the Premises as it may deem necessary or convenient for its purposes, the cost of which does not exceed Thirty Thousand Dollars ($30,000.00), provided that such alterations, additions or changes do not alter the appearance of the exterior of the Premises and do not adversely affect any utilities or other facilities serving the Premises. In no event shall Tenant erect any mezzanine or increase the size of same, if one be initially constructed, unless and until the written consent of Landlord shall first have been obtained (which consent shall not be unreasonably withheld or delayed). All improvements, fixtures and/or equipment which Tenant may install or place in or about the Premises, and all alterations, repairs or changes to the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant, and Landlord shall be without any obligation in connection therewith.

           (b) Whether or not Tenant is required to obtain Landlord's consent to any such alterations, additions, or changes, Tenant shall notify Landlord of the commencement of such work ten (10) Days prior thereto. Tenant hereby indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such alterations, repairs, changes, improvements, fixtures and/or equipment in, on or about the Premises, except to the degree that such may be caused by the negligence or willful misconduct of Landlord or Landlord's agent.

           (c) Concurrently with Landlord's approval of any alterations permitted under this Article 11, Landlord shall notify Tenant as to whether Tenant shall be permitted to leave in place or required to remove each such permitted alteration upon the expiration or earlier termination of this Lease. Landlord's failure to provide such notice shall not constitute a breach of this Lease but, instead, shall be deemed to be timely notice to Tenant that each such permitted alteration must be removed at the expiration or earlier termination of this Lease.

     11.2.  Manner of Construction.  Tenant shall construct such improvements,
            ----------------------
alterations or repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance. In any event, only a contractor selected or approved by Landlord at its commercially reasonable discretion shall perform all roofing, fire and life safety and structural work and such work shall be performed at Tenant's cost. Tenant shall enter into a contract directly with said contractor for the performance of any such work and said work shall be done under the supervision of Landlord's on site management. In no event shall Landlord be responsible for the work done by any such contractor (unless retained by Landlord) and Landlord shall not be responsible for payment of any such contractor for work done to the Premises pursuant to this Article 11. If Tenant orders any construction,
                          ----------
alteration, decorating or repair work directly from Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option. All work with respect to any alterations, additions or changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. Upon completion of any alterations, additions or changes, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Property is located in accordance with the Civil Code of the State of California or any successor statute. Any such alterations, additions or changes shall be performed and done strictly in accordance with the laws and ordinances relating thereto. No later than ten (10) Days after completion of any modifications to the Premises permitted under the terms of this Article 11,
                                                                ----------
Tenant shall deliver copies to Landlord of all permits and as-built working drawings which relate thereto.

     11.3.  Construction Insurance.  If Tenant makes any permitted alterations,
            ----------------------
additions or changes to the Premises in compliance with the terms and provisions of this Article 11, Tenant agrees to carry "Builder's All Risk" or course of
        ----------
construction insurance in an appropriate amount covering the construction of such alterations, additions or changes, and such other insurance as Landlord may require, it being understood and agreed that all of such alterations, additions or changes shall be insured by Tenant pursuant to Section 10.2 immediately upon
                                                  ------------
completion thereof. In addition, unless Tenant deposits with Landlord the estimated cost of construction, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount to ensure the lien-free completion of such Tenant improvements.

     11.4.  Landlord Approvals.  Notwithstanding any review, inspection,
            ------------------
consent, permission or approval by Landlord with respect to any construction undertaken by Tenant or the plans, contracts, contractors or other aspects thereof, in no event whatsoever shall Landlord in any way be responsible or liable for the inaccuracy, incompleteness, workmanship, defectiveness, unsuitability, noncompliance with applicable law, noncompliance with the terms of this Lease, or any other matter whatsoever with respect thereto. Landlord shall not be liable for any reasonable delay or refusal to consent with respect to such construction.

ARTICLE 12.  MECHANICS' LIENS
             -----------------

     12.1.  Tenant's Lien Obligations'.  Tenant agrees that it will pay or cause
            --------------------------
to be paid all costs for work and materials done or ordered or installed by it or caused to be done, ordered or installed by it or caused to be done, ordered or installed by it on the Property and that it will keep the Property free and clear of all mechanics' liens and other liens on account of work done and materials ordered or installed by or for Tenant or by or for persons claiming under it. Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of contractors, subcontractors, laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it.

     12.2.  Contest of Lien.  If Tenant shall desire to contest any claim of
            ---------------
lien (or if any such lien is actually filed), it shall furnish Landlord security of one hundred twenty five percent (125%) of the value or the amount of the claim, or a bond in form and issued by corporate surety satisfactory to Landlord and in amount required by law conditioned on the discharge of the lien. If the amount of the interest and cost of such contest shall at any time exceed the amount of such security or bond, Tenant shall immediately increase the amount of such security or bond by an amount equal to such excess interest or cost. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same, immediately after entry of that final judgment.

     12.3.  Right to Cure.  If Tenant defaults in paying any charge for which a
            -------------
mechanics' lien claim and suit to foreclose the lien have been filed, and has not, pursuant to Section 12.2, furnished security to protect the property and
                 ------------
Landlord against such claims of lien, Landlord may, but shall not be required to, pay the said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord as Additional Rent hereunder, and Tenant agrees to any the same with interest at the maximum lawful rate per annum from the date of payment upon demand.

     12.4.  Notice.  Should any claim of lien be filed against the Premises or
            ------
any action affecting the title to such property be commenced, the Party receiving notice of such lien or action shall forthwith give the other Party notice thereof.

     12.5.  Inspection.  Landlord or its representative shall have the right to
            ----------
go upon and inspect the Property at all reasonable times, upon prior notice of at least 24 hours, and shall have the right to post and keep posted thereon notices as permitted or provided by law or which Landlord may deem to be proper for the protection of Landlord's interest in the Property, including but no limited to, notices of non-responsibility. Tenant shall give to Landlord written notice of its intention to perform construction in sufficient time to enable Landlord to file and record such notices.

ARTICLE 13.  SIGNS; ADVERTISING MEDIUM
             -------------------------

     Subject to Landlord's prior written approval, which shall not be withheld unreasonably, and Tenant's compliance with all of the following, Tenant may erect and maintain on the Property, the Building and/or the Premises any professionally-prepared signs customary or appropriate in the conduct of Tenant's business:

             (a) all controlling laws, statutes, ordinances, governmental rules, regulations and building codes;

             (b) all Covenants, Conditions & Restrictions and Reciprocal Easement Agreements of record;

             (c) all contractual agreements, if any, between Landlord and any governmental agency including but not limited to the State of California, the County and/or the City in which the Property is located; and

             (d) the valid decisions and requirements of all courts and governmental agencies having jurisdiction over such matters.


ARTICLE 14.  SURRENDER OF PREMISES; OWNERSHIP
             ---------------------------------
               AND REMOVAL OF PERSONAL PROPERTY
               --------------------------------

     14.1.  Surrender of Premises.  No act or thing done by Landlord or any
            ---------------------
agent or employee of Landlord during the Initial Term and Extended Terms shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises, unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord and the acceptance thereof shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated.

     14.2.  Removal of Tenant's Property by Tenant.  Upon the expiration of the
            --------------------------------------
Initial Term and Extended Terms, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 14, quit and surrender
                                                ----------
possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, signs, free-standing cabinet work, trade fixtures and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and the Building resulting from such removal. Notwithstanding anything to the contrary contained herein, then upon the expiration of the Initial Term or final Extended Term, if any, Tenant may remove from the Premises all inventory, equipment, furniture or other personal property which is not attached to the Premises, provided that such removal shall not cause substantial damage to the Premises or to the Building and provided further that Tenant shall repair any damage to the Premises or the Building with is caused by the removal of such property.

     14.3.  Removal of Tenant's Property by Landlord.  Whenever Landlord shall
            ----------------------------------------
re-enter the Premises as provided in this Lease, any personal property of Tenant not removed by Tenant upon the expiration of the Initial Term or final Extended Term, if any, shall be deemed abandoned and Landlord is authorized to dispose of the same in any manner permitted by applicable law.

     14.4.  Landlord's Property.  All permanently affixed fixtures,
            -------------------
alterations, additions, repairs, improvements and/or appurtenances attached to or built into, on, or about the Premises prior to or during the term hereof, whether by Landlord at its expense or at the expense of Tenant, or by Tenant at its expense, or by previous occupants of the Premises, shall, except as provided in Sections 11.1 and 14.2, be and remain part of the Premises and shall not be
   ----------------------
removed by Tenant at the end of the term of this Lease.

     14.5.  Landlord's Actions on Premises.  So long as Landlord has given
            ------------------------------
Tenant notice as required by, and otherwise has complied with, applicable law upon expiration or termination of the Lease, and in the absence of Landlord's or Landlord's agent's negligence or willful misconduct, Tenant hereby waives all claims for damages or other liability in connection with Landlord's re-entering and taking possession of the Premises or removing, retaining, storing or selling the property of Tenant as herein provided, and Tenant hereby indemnifies and holds Landlord harmless from any such damages or other liability, and no such post-expiration or termination re-entry shall be considered or construed to be a forcible entry.

     14.6.  Landlord's Right Of Entry.  If Tenant does not or may not renew or
            -------------------------
extend this Lease prior to the final one hundred fifty (150) Days of the Lease Term then in effect, Landlord and its authorized agents shall have the right, during the final one hundred fifty (150) Days of the Lease Term then in effect, to enter onto and into the Premises during Tenant's normal business hours in order to show the Premises to prospective tenants interested in leasing all or any portion of the Premises and/or to Persons interested purchasing all or any portion the Premises, and to erect on or about the Premises a customary signs of reasonable size, advertising the Premises for sale or lease. Tenant shall not remove, obliterate or hide all or any portion of such signs, either directly or indirectly. During that same one hundred fifty (150) day period, Tenant shall have the right to erect similar customary signs noting its relocation, if any.

ARTICLE 15.  ASSIGNMENT, SUBLETTING AND FINANCING
             ------------------------------------

     15.1.   Restrictions.
             ------------

             A. Tenant shall not transfer, assign, or sublet this Lease, or Tenant's interest in and to the Premises, or enter into any license or concession agreements with respect thereto, without first procuring the written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Any such attempted or purported transfer, assignment, or subletting or license or concession agreement (hereinafter collectively referred to as a "Transfer") without Landlord's prior written consent shall be void and of no force or effect and shall not confer any interest or estate in the purported transferee, and shall at Landlord's option constitute a default under this Lease.

             B.  The consent of Landlord required under Section 15.1 shall not
                                                        ------------
be unreasonably withheld, conditioned or delayed; provided, however, that Tenant hereby waives any and all rights which it does or may have under California Civil Code (S)1995.310 and/or any similar or successor law with respect to Landlord's failure or refusal to consent to a Transfer under this Article 15, and, provided further, that Landlord and Tenant agree that it shall not be unreasonable for Landlord to withhold its consent to any proposed Transfer for any of the following reasons, which are not exclusive:

                 (i) A conflict of the contemplated use of the Premises by the proposed transferee, assignee, or sublessee (the "Transferee") with the "Use of Premises" clause contained in Section 2.1M;
                                 ------------

                 (ii) The financial worth and/or financial stability of the Transferee is not reasonably sufficient to insure performance of the applicable Lease obligations;

                 (iii) The Transferee is the United States or California State government (or a subdivision or agency of either);

                 (iv)   Tenant is in default under this Lease; or

                 (v) The transferee does not have a good business reputation and credit history.

     15.2.  Procedure for Transfer.  Should Tenant desire to make a Transfer
            ----------------------
hereunder, Tenant shall, in each instance, give written notice of its intention to do so to Landlord at least) twenty (20) Days prior to the effective date of any such proposed Transfer, specifying in such notice whether Tenant proposes to assign or sublet, or enter into license or concession agreements, and the proposed date thereof, and specifically identifying the proposed Transferee. Such notice shall be accompanied by a copy of the proposed sale or other transfer agreement, sublease, license or concession agreement, or if same is not available, a letter of commitment or a letter of intent, and any other documents or financial information Landlord may reasonably require in order to make a determination as to the suitability of the Transferee based upon the criteria set forth in Section 15.1 above. Landlord shall approve or disapprove said
             ------------
Transfer within ten (10) Days after receipt of such notice by Landlord. The Transferee shall agree to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space transferred, assigned or sublet; and Tenant shall deliver to Landlord promptly after execution an executed copy of each such transfer document, an agreement of compliance by each such Transferee, and such other documents as Landlord may require, and Landlord's consent may be conditional upon receipt of same. No Transfer of this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease.

     15.3.  Required Documents.  Each Transfer to which Landlord has consented
            ------------------
shall be evidenced by a written instrument in form satisfactory to Landlord, executed by Tenant and the Transferee, under which the Transferee shall agree in writing for the benefit of Landlord to assume, to perform by Tenant, including the payment of all applicable amounts due or to become due under this Lease directly to Landlord and the obligation to use the Premises only for the Permitted Use(s). Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' and, in addition, administrative fees incurred in conjunction with the processing of and documentation for each such requested Transfer, whether or not the Transfer is approved or consummated, not to exceed $750.

     15.4.  Transfer of Ownership.  If Tenant is a corporation which is not
            ---------------------
publicly held or is an unincorporated association or partnership, the transfer, assignment or hypothecation, in the aggregate, or more than forty-nine percent (49%) of the total outstanding stock (or other voting rights of such stock) or interest in such corporation, association or partnership, whether in one transaction or a series of related or unrelated transactions shall be deemed a Transfer within the meaning and provisions of this Article 15. If Tenant is a
                                                   ----------
partnership, a permitted withdrawal or change, whether voluntary, involuntary, or by operation of law, of any partner or the dissolution of the partnership, shall be deemed a Transfer within the meaning and provisions of this Article 15.
                                                                     ----------

     15.5.  Event of Bankruptcy.
            -------------------

            A. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C. (S)(S) 1101 et seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under this Section 15.5 not paid or delivered
                                            ------------
to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord.

            B.  Any person or entity to which this Lease is assigned pursuant to
                                                         --
the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment.

     15.6.  Transfer Premiums Recapture.  If Tenant shall makes a permitted
            ---------------------------
Transfer hereunder, then promptly upon receipt thereof, Tenant shall pay to Landlord as Additional Rent a Transfer Premium Recapture ("Transfer Premium Recapture") equal to fifty percent (50%) of all sums or other economic consideration received by Tenant as a result of or in connection with such Transfer, whether denominated as rent or otherwise, to the extent that such economic consideration, in the aggregate, exceeds: (a) the total sums which Tenant is obligated to pay Landlord under this Lease as Rent and Additional Rent; plus (b) reasonable legal fees and/or real estate brokerage commissions or fees actually and necessarily paid by Tenant in connection with such Transfer. In determining the amount of the Transfer Premium Recapture, no consideration shall be given to any costs of renovation or construction of improvements to the Premises for the benefit of the Transferee paid for by Tenant as a part of the Transfer. Tenant's receipt and payment to Landlord of the Transfer Premium Recapture shall not affect or reduce any obligations of Tenant hereunder. Landlord shall have the right to audit Tenant's books and records at either the Premises or Tenant's principal place of business upon advance written notice for the purpose of verifying Tenant's compliance with its obligations hereunder.


ARTICLE 16. Intentionally Omitted.


ARTICLE 17. REPAIR AND MAINTENANCE
             ----------------------

     17.1.  Maintenance Obligations.
            -----------------------

            (a)  Parties' Obligations
                 --------------------

                Obligation                       Party Responsible To Perform               Party Responsible For Payment
                ----------                       ----------------------------               -----------------------------

1.  Maintenance of the structural aspects                  Landlord                                   Landlord
of the building foundations, exterior
walls and roof structure.

2.  All other building maintenance,                        Landlord                                    Tenant
including roof membrane and building
interior.

3.   Outside landscaping.                                  Landlord                                    Tenant

4.   Real estate taxes, assessments.                       Landlord                                    Tenant

5.   All risk insurance, including                         Landlord                  Tenant, subject to limitations of Section
Earthquake, Flood and Rent Loss.                                                                       10.6

6. Public liability and personal property                   Tenant                                     Tenant
insurance.

7.  Telephone, utilities, water, garbage,                   Tenant                                     Tenant
sewer, data transfer, etc.

8.  Property management fee equal to                       Landlord                                    Tenant
three percent (3%) of Monthly Rent.

9.  HVAC                                     Landlord to obtain a service contract         Tenant, subject to (S) 17.1(d)

            (b) Tenant's Further Obligations.  To the extent that any obligation
                ----------------------------
is not allocated between Landlord and Tenant under Section 17.1(a), Tenant
                                                   ---------------
agrees at all times from and after delivery of possession of the Premises to Tenant, and at its own cost and expense, to repair and maintain in good and tenantable condition the Building and the Premises and every part thereof.

            (c) Statutory Waivers.  Except as expressly set forth in this Lease,
                -----------------
Tenant, as a material inducement to Landlord's entering into this Lease, irrevocably waives and releases its rights to make repairs to the Premises at the expense of Landlord under the provisions of California Civil Code (S)(S) 1941 and 1942 or under any other law or ordinance now or in the future purporting to create such a right in Tenant, it being the intention of the Parties hereto that the express terms of this Lease shall control under any circumstances in which those provisions might otherwise apply.

            (d) HVAC.  Landlord covenants that the heating, ventilating and air
                ----
conditioning installed in the leased Premises will be, at the commencement of the Term, in good working order and in compliance with Title XXIV. The issuance
                                                       ----------
of a building permit to Landlord for Landlord's Work and the completion of improvements by Landlord in accordance with the terms thereof shall be conclusive evidence of Landlord's compliance with the requirements of the foregoing sentence. With respect to all matters of necessary maintenance, repair or replacement, Landlord will warrant the operation of the HVAC system for one (1) year following the Rent Commencement Date. Pursuant to Section
                                                                    -------
17.1(a), after delivery of possession of the Premises to Tenant, Tenant shall be
-------
responsible to pay all costs and expenses necessary to repair and maintain in good and operational condition the HVAC system and all component parts thereof.

            (e) Warranty.  Landlord warrants the good operating condition of all
                --------
building systems, including HVAC, plumbing, electrical, and sewer, for one(1) year following the Rent Commencement Date. Landlord shall provide Tenant with copies of any and all warranties which Landlord has received from its contractors for work done on the Building and/or the Premises.

     17.2.  Tenant's Failure to Maintain.  If Tenant fails, refuses or neglects
            ----------------------------
to make repairs and/or maintain the Premises or any portion thereof, in a manner required by this Lease, Landlord shall have the right (but not the obligation), upon giving Tenant written notice of its election to do so (except in the case of an emergency, in which case no notice shall be required), to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In such event the cost of such work shall be deemed Additional Rent and shall be paid by Tenant, upon demand by Landlord. Upon any surrender of the Premises, Tenant shall re-deliver the Premises to Landlord in good order, condition and state of repair, ordinary wear and tear excepted, and excepting such items of repair as may be Landlord's obligation hereunder.

     17.3.  Limit on Landlord's Duty.  It is understood and agreed that
            ------------------------
Landlord shall be under no obligation to make any repairs, alterations, renewals, replacements or improvements to or upon the Premises or the mechanical equipment exclusively serving the Premises at any time, except as otherwise expressly provided in Section 17.1 and Exhibit C.
                      ------------     ---------

     17.4.  Right to Enter.  Tenant agrees to permit Landlord and its authorized
            --------------
representatives to enter the Property, the Building and the Premises at all reasonable times for the purpose of making emergency repairs and, upon twenty-four (24) hours' prior notice, for the purpose of inspecting the same. Tenant further agrees that Landlord may, upon twenty-four (24) hours' prior notice, go upon the Premises (but shall not be obligated to) and make any necessary repairs thereto and perform any work therein which may be necessary to comply with any laws, ordinances, rules or regulations of any public authority, or the Insurance Services Offices or of any similar body, or that Landlord may deem necessary to prevent waste or deterioration in connection with the Premises if Tenant does not make or cause such repairs to be made or performed or cause such work to be performed promptly after receipt of written demand from Landlord. Nothing herein contained shall imply any duty on the part of Landlord to do any such work which under provisions of this Lease Tenant is required to do, nor shall it constitute a waiver of Tenant's default in failing to do the same unless Landlord is required to do so. No commercially reasonable exercise by Landlord of any rights herein reserved shall entitle Tenant to any damage for any injury or inconvenience occasioned thereby nor to any abatement of Rent or other charges hereunder so long as Tenant's ability to conduct business is not unreasonably affected.

     17.5.  Grant of License.  Tenant hereby grants to Landlord such licenses or
            ----------------
easements in or over the Property or any portion thereof as shall be reasonably required for the installation or maintenance of mains, conduits, shafts, pipes or other facilities to serve any part of the Building; provided, however, that no exercise, occupancy under or enjoyment of such license or easement shall result in any unreasonable interference with Tenant's use, occupancy or enjoyment of the Premises as contemplated by this Lease.

ARTICLE 18.  DAMAGE OR DESTRUCTION
             ---------------------

     18.1.   Insured Casualty.  If the Premises are damaged by fire or any other
             ----------------
peril covered by insurance maintained or required to be maintained by Landlord, Landlord shall, within a period of) sixty (60) Days after the occurrence of such
                                    ----------
destruction, but only to the extent that proceeds of such insurance are available to Landlord for such purpose, commence reconstruction and restoration of the Premises and prosecute the same diligently to completion within one hundred eighty (180) Days after occurrence of such destruction, in which event this Lease shall continue in full force and effect. If the insurance proceeds are not sufficient to pay the cost of such reconstruction, or if the damage or destruction is due to the acts or omissions of Tenant, its agents, employees or contractors, or if Landlord is restricted by any governmental authority, Landlord may within sixty (60) days of such damage elect to either terminate this Lease or pay the cost of such reconstruction. Tenant shall be obligated to restore Tenant's leasehold improvements, trade fixtures and other personal property on the Premises unless the damage is caused by Landlord.

     If, due to fire or other casualty, more than fifty percent (50%) of the Building is damaged or destroyed, or a portion of the Building or Premises is damaged or destroyed such that it impairs access to the Premises or otherwise affects the usefulness of the Premises, Tenant shall give Landlord written notice within a reasonable time. If the damage or destruction caused by such casualty was not caused fully or in part by Tenant, or its agents employees and/or contractors, and will not be rebuilt or repaired by Landlord completely within one hundred eighty (180) Days from date of such casualty, then Tenant, at its option, may terminate this Lease on written notice to Landlord and all Monthly Rent and Additional Rent shall be abated as of the date of the casualty. Landlord shall not receive or be entitled to any Insurance proceeds for Leasehold Improvements, which were paid for and installed by Tenant.

     18.2.   Uninsured Casualty.  If the Premises are damaged as a result of any
             ------------------
casualty or peril not covered or required to be maintained by Landlord's insurance, Landlord may within a period of one-hundred eighty (180) Days after the occurrence of such destruction (a) commence reconstruction and restoration of the Premises and prosecute the same diligently to completion within one-hundred eighty (180) Days after occurrence of such destruction, in which event the Lease shall continue in full force and effect, or (b) notify Tenant in writing that it elects not to so reconstruct or restore the Premises, in which event this Lease shall cease and terminate as of the date of service of such notice, unless Tenant is unable to continue the operation of its business after the occurrence of such destruction, in which event this Lease shall cease and terminate as of the date of such destruction. In the event of any reconstruction of the Premises by Landlord following any damage as a result of any casualty or peril not covered by Landlord's insurance, such reconstruction shall be only to the extent necessary to restore the Landlord's Work in the Premises as described in Exhibit C. Tenant shall be obligated for the
                         ---------
restoration of Tenant's leasehold improvements and other personal property on the Premises.

     18.3.   Damage to the Building.  Notwithstanding anything to the contrary
             ----------------------
contained in Sections 18.1 and 18.2, in the event of a total destruction of the
             ----------------------
Building or a partial destruction of the Building, the cost of restoration of which would exceed thirty five percent (35%) of the then replacement value of the Building, by any cause whatsoever, whether or not covered by Landlord's insurance, Landlord may, within a period of sixty (60) Days after the occurrence of such destruction, notify Tenant in writing that it elects not to so reconstruct or restore the Building, in which event this Lease shall cease and terminate as of the date of such destruction, provided Landlord terminates the leases of other affected tenants.

     18.4.  Damage Near End of Term.  Notwithstanding anything to the contrary
            -----------------------
contained in Sections 18.1, 18.2 and 18.3, if the Premises are damaged during
             ----------------------------
the last two (2) years of the Lease Term, or any extension hereof, regardless of the amount of insurance proceeds, and repairs and restoration cannot be completed within thirty (30) Days, each of Tenant and Landlord shall have the option to terminate this Lease by giving written notice to the other party of the exercise of such option within sixty (60) Days after such destruction, in which event this Lease shall cease and terminate as of the date of such notice unless the Lease is extended per mutual agreement by Landlord and Tenant.

     18.5.  Release of Liability.  In the event of any termination of this Lease
            --------------------
in accordance with this Article 18, the Parties shall be released thereby
                        ----------
without further obligation to the other Party coincidental with the surrender of possession of the Premises to Landlord, except for (a) rental which may have accrued and are then unpaid and (b) the obligations of Landlord or Tenant which otherwise survive the expiration or termination of this Lease.

     18.6.  Abatement of Rent.  Except as expressly provided in this Sections
            -----------------                                        --------
9.3 and 18.6, in no event shall any Rent payable under this Lease abate or
------------
otherwise be subject to reduction or offset. In the event of reconstruction and restoration as herein provided, then, the Monthly Rent to be paid under this Lease shall be abated in the same proportion that the Floor Area of the Premises has been destroyed or damaged if such damage has, rendered such portion of the Premises unusable commencing from the date of destruction and continuing during the period of such reconstruction or restoration. Tenant shall continue the operation of its business on the Premises during any such period to the extent reasonably practicable from the standpoint of prudent business management, and the obligation of Tenant (if any) to pay all other charges, except the pro-rated Monthly Rent, shall remain in full force and effect. Tenant shall not be entitled to any compensation or damages from Landlord for loss of use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such destruction, reconstruction or restoration. If any holder of a mortgage or deed of trust on the Property should require that the insurance proceeds payable upon damage or destruction to the Building by fire or other casualty be used to retire the debt secured by such mortgage or deed of trust, or if any lessor under any underlying or ground Lease should require that such proceeds be paid to such lessor, Landlord shall in no event have any obligation to rebuild and at Landlord's election this Lease shall terminate. Tenant, as a material inducement to Landlord's entering into this Lease, irrevocably waives and releases its rights under the provisions of California Civil Code (S)(S) 1932(2) and 1933(4), it being the intention of the Parties hereto that the express terms of this Lease shall control under any circumstances in which those provisions might otherwise apply.

ARTICLE 19.  COMMON AREAS
             ------------

     19.1.  Common Areas.  For purposes of this Lease, the term "Common Areas"
            ------------
shall mean the entire Property, and shall include the Building, the Premises and all other parts of the Property.

     19.2.  Common Area Expenses.  Tenant hereby agrees to pay to Landlord, as
            --------------------
Additional Rent, all expenses of reasonable nature incurred by Landlord in connection with the operation, maintenance, and repair of the Common Areas (except as otherwise provided in Sections 10.6 and 17(a)) ("Common Area
                                 -----------------------
Expenses") including, but not limited to, all sums expended by Landlord for which Tenant is responsible under Section 17, and/or otherwise in connection
                                  ----------
with said Common Areas for all general maintenance, repairs and restoration, resurfacing, painting, restriping, cleaning, sweeping, maintenance, and repair of floors, sidewalks, curbs, sprinkler systems, drinking water and display fountains, planting and landscaping, lighting and other utilities, directional signs and other markers and bumpers; maintenance and repair of any fire protection systems, lighting systems, artwork of all types and kinds, storm drainage systems and any other utility systems; personnel to implement such services; Real Property Taxes and Insurance, transportation fees or similar charges payable to governmental bodies with respect to the development or operation of the Building and the Property; utilities not individually metered to tenants; cost of maintaining the pylon sign; and Rent paid for such machinery and equipment if rented from an unassociated third party; all reasonable costs and expenses necessary to maintain or repair the roof of the Building, provided, however, Additional Rent shall not include Landlord's expenses for capital costs associated with the Property or the Building, except such amounts as may be included only to the extent of actual operating expense savings and/or to the degree they represent the amortized portion of such capital costs incurred by Landlord in making any modification, alternation or improvement to the Property or Building; sums payable to Landlord with respect to any debts secured by a deed of trust or mortgage on the Property or Building; depreciation on the Building; leasing or brokerage commissions of any kind; legal expenses for disputes with other tenants and legal, auditing and consulting fees other than as necessary in connection with the normal maintenance and operation of the Property and Building; expenses incurred by Landlord that are subject to reimbursement by other tenants, third parties, warranties, or condemnation awards; expenses incurred in correcting defects in Building construction, including non-compliance with governmental codes and laws at the time of the Rent Commencement Date and repairs or replacements caused by Landlord's negligence or willful misconduct; Landlord's late fees, penalties and interest on past due amounts owed by Landlord, costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Building or Property; and any cost representing an amount paid to an entity related to the Landlord that is in excess of the amount that would have been paid in the absence of such relationship. In addition, Tenant shall pay to Landlord a reasonable management fee equal to the fee that Landlord pays to the management company (including any affiliate of Landlord) for on-site management of the Building and the Property, provided, however, that Tenant's monthly share of such expense will not exceed three percent (3%) of Tenant's Monthly Rent.

     19.3.  Parking.  Tenant, without any additional charge therefor, shall be
            -------
entitled to use all of the parking on the Property, provided that such use does not otherwise violate any provision of this Lease.

ARTICLE 20. LATE CHARGES
            ------------

     Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) Days after the Day first due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such amount overdue plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to, and shall not, in any way, limit all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages.

ARTICLE 21. DEFAULTS; REMEDIES
            ------------------

     21.1.  Events of Default.  The occurrence of any of the following shall
            -----------------
constitute an event of default and material breach of this Lease by Tenant:

            A. Any failure by Tenant to pay any Monthly Rent, Additional Rent or any other charge required to be paid under this Lease within ten (10) Days after such payment is first due, or if there is no specific due date for such payment, within ten (10) Days after written notice from Landlord; provided, however, with respect to the first such failure in any twelve (12) month period to pay Monthly Rent or Additional Rent, an Event of Default shall only be declared if said rent payment is not made within five (5) Days after written notice from Landlord;

            B. Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) Days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) Day time period, Tenant shall not be deemed to be in default if it shall commence such cure within such period, thereafter rectify and cure said default with due diligence and to complete such cure within a reasonable time; or

            C. Abandonment or vacation of the Premises by Tenant and failure to pay rent hereof; or

            D. To the extent permitted by law, a general assignment by Tenant of the Lease for the benefit of creditors, or the filing by or against Tenant of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant is dismissed within sixty (60) Days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant, unless possession is restored to Tenant within thirty (30) Days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within sixty (60) Days; or

            E. Any assignment or subletting of the Premises or any portion thereof without the prior written consent of Landlord.

     21.2.  Remedies Upon Default.  Upon the occurrence of any event of default
            ---------------------
by Tenant, Landlord, subject to applicable law, shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies (each and all of which shall be cumulative and nonexclusive) without any notice or demand whatsoever:

             A. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in Rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                 (i) The worth at the time of award of any unpaid Rent which has been earned at the time of such termination; plus

                 (ii) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

                 (iii) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

                 (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premise or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant so long as Landlord acts reasonably; and

                 (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing may be permitted from time to time by applicable law. The term "Rent" as used in this Section 21 shall be deemed to be and to
                                     ----------
mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. Any such sums which are based on increased costs or other historical data shall be reasonable estimates or projections computed by Landlord on the basis of the amounts thereof accruing during the 24-month period immediately prior to default, except that if it becomes necessary to compute such sums before a 24-month period has expired, then the computation shall be made on the basis of the amounts during such shorter period. As used in Sections 21.2A(i) and 21.2A (ii), the "worth at the
                           --------------------------------
time of award" shall be computed by allowing interest at the maximum per annum rate then allowed by law. As used in Section 21.2A(iii), the "worth at the time
                                     ------------------
or award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

             B. If Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

             C. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangement, Tenant shall, as of the date of such succession, have no further right to or interest in the Rent or other consideration receivable thereunder.

     21.3.  Form of Payment After Default.  Following a monetary default under
            -----------------------------
this Lease, all further payments hereunder which Tenant is required to make shall be made by cashier's check or money order.

     21.4.  Waiver of Default.  No waiver by Landlord or Tenant of any violation
            -----------------
or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord or Tenant in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waive of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default.

     21.5.  Remedies Upon Bankruptcy Default.  In addition to any rights or
            --------------------------------
remedies hereinbefore or hereinafter conferred upon Landlord under the terms of this Lease, the following remedies and provisions shall specifically apply if Tenant engages in any one or more of the acts contemplated by the provisions of
Section 21.1D:
-------------

             A. In all events, any receiver or trustee in bankruptcy shall either expressly assume or reject this Lease within sixty (60) Days following the entry of an Order for Relief or within such earlier time as may be provided by law.

             B. In the event of an assumption of this Lease by a creditor or by a trustee, such creditor or trustee shall within fifteen (15) Days after such assumption (i) cure any default or provide adequate assurance that defaults will be promptly cured; and (ii) compensate Landlord for actual pecuniary loss or provide adequate assurance that compensation will be made for actual pecuniary loss, including, but not limited to, all attorneys' fees and costs incurred by Landlord resulting from any such proceedings; and (iii) provide adequate assurance of future performance;

             C. Where a default exists in this Lease, the trustee or creditor assuming this Lease may not require Landlord to provide services or supplies incidental to this Lease before its assumption by such trustee or creditor, unless Landlord is compensated under the terms of this Lease for such services and supplies provided before the assumption of such Lease;

             D. The creditor or trustee may assign this Lease only if (i) it is assumed; and (ii) adequate assurance of future performance by the assignee is provided, whether or not there has been a default under this Lease. Any consideration paid by any assignee in excess of the Rent reserved in this Lease shall be the sole property of, and paid to, Landlord;

             E. Landlord shall be entitled to the fair market value for the Premises and the services provided by Landlord (but in no event less than the Rent reserved in this Lease) subsequent to the commencement of a bankruptcy event;

             F. Any Security Deposit given by Tenant to Landlord to secure the future performance by Tenant of all or any of the terms and provisions of this Lease shall be automatically transferred to Landlord upon the entry of an Order of Relief;

             G. The Parties agree that Landlord is entitled to adequate assurance of further performance of the terms and provisions of this Lease in the event of an assignment under the provisions of the Bankruptcy Code. For purposes of any such assumption or assignment of this Lease, the Parties agree that the term "adequate assurance" shall include at least the following without limitation: any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) sufficient to assure that the proposed assignee will have the resources with which to conduct the business to be operated in the Premises, including the payment of all Rent. The financial condition and resources of Tenant are material inducements to Landlord entering into this Lease.

     21.6.  Efforts to Re-Let.  For the purposes of this Article, Tenant's right
            -----------------
to possession shall not be deemed to have been terminated by efforts of Landlord to re-let the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

     21.7.  Notice.  Any notice of default given by Landlord, whether or not
            ------
required, may also have the effect of constituting any notice required to be given by Landlord for purposes of initiating any unlawful detainer or other similar action; and any notice period under Section 21.1 shall be inclusive of,
                                            ------------
and not in addition to, any notice period required by law.

ARTICLE 22.  DEFAULT BY LANDLORD
             -------------------

     Landlord shall be in default hereunder if Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event shall such time period be more than twenty (20) Days after written notice by Tenant to Landlord and to the holder of any mortgage or deed of trust covering the Premises, whose name and address shall have theretofore been furnished to Tenant, in writing, specifying wherein and how Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than twenty (20) Days are required for performance, then Landlord shall not be in default if Landlord commences performance within such twenty (20) Day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default, and Tenant's remedies shall be limited to monetary damages. Nothing herein contained shall be interpreted to mean that Tenant is excused from paying Rent due hereunder as a result of any default by Landlord.

ARTICLE 23.  ATTORNEYS' FEES
             ---------------

     23.1.  Payment of Attorneys' Fees.  In any suit, action, or proceeding (a)
            --------------------------
to enforce and/or defend this Lease or any modification hereof; (b) to interpret this Lease or any modification hereof; and/or (c) arising out of or having its roots in this Lease or any modification hereof, the Prevailing Party shall be entitled to recover from the non-prevailing party(ies) reasonable attorneys' fees, costs of suit, and any other relief granted by the Court, whether or not any judgment is entered, including fees and costs incurred in any related appeal, writ proceeding, bankruptcy proceeding and/or the enforcement and/or collection of any judgment entered. The provisions allowing for the recovery of post-judgment attorneys' fees and costs are separate and several and shall survive the merger of this Lease into any judgment. "Prevailing Party" within the meaning of this section includes without limitation a party who agrees to dismiss an action or proceeding upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

     23.2.  Suits By Third Parties.  If Landlord or Tenant shall, without fault
            ----------------------
on the other's part, be made party to any litigation instituted by Landlord or Tenant or by any third party against Landlord or Tenant, the Party against whom the claim is filed shall indemnify and hold the other harmless from and against all costs and expenses, including reasonable attorneys' fees, incurred by the other or in connection with such litigation, whether or not any judgment is entered. The provisions of this section pertaining to the recovery of fees and costs shall include fees and costs incurred in any related appeal, writ proceeding, bankruptcy proceeding and/or the enforcement and/or collection of any judgment entered. The provisions allowing for the recovery of post-judgment attorneys' fees and costs are separate and several and shall survive the merger of this Lease into any judgment. "Prevailing Party" within the meaning of this section includes without limitation a party who agrees to dismiss an action or proceeding upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

ARTICLE 24.  EMINENT DOMAIN
             --------------

     24.1.   Taking Resulting in Termination.  If any part of the Premises or
             -------------------------------
more than fifty percent (50%) of the Improvements of the Property shall be taken under the power of eminent domain, this Lease shall thereupon terminate as of the date possession shall be so taken. If this Lease is terminated, all Rent shall be paid up to the date that possession is taken by public authority, and Landlord shall make an equitable refund of any Rent paid by Tenant in advance and not yet earned.

     24.2.   Partial Taking.  In the event of any taking under the power of
             --------------
eminent domain which does not terminate this Lease as aforesaid, any obligation of Tenant under this Lease to pay other amounts, and all of the other provisions of this Lease shall remain in full force and effect, except that the Monthly Rent and Tenant's share of expenses pursuant to Section 5.3 shall be reduced in
                                                -----------
the same proportion that the amount of Floor Area of the Premises taken bears to the Floor Area of the Premises immediately prior to such taking, and Landlord shall, to the extent of the condemnation award, at Landlord's own cost and expense, restore such part of Landlord's Work in the Premises described in

Exhibit C as is not taken to as near its former condition as the circumstances
---------
will permit. If any holder of a mortgage or deed of trust on the Property should require that the condemnation proceeds be used to retire the debt, or if any lessor under any underlying or ground Lease should require that such proceeds be paid to such lessor, Landlord shall in no event have any obligation to rebuild or restore, and at Landlord's election this Lease shall terminate. The Parties hereto hereby waive the provisions of California Code of Civil Procedure (S) 1265.130.

     24.3.  Award.  Subject to the following, all damages awarded for any such
            -----
taking under the power of eminent domain, whether for the whole or a part of the Premises, shall belong to and be the property of Landlord, whether such damages shall be awarded as compensation or diminution in value of the leasehold or for the fee of the Premises. Tenant shall retain all compensation relating to Tenant's loss of income and relocation expenses.

     All Parties shall be free to make a claim against the public or quasi-public authority for compensation and damages for the injuries and loss sustained by them as a result of the taking or acquisition. Tenant may recover (i) from the condemning authority any proceeds for the leasehold improvements paid for by Tenant and/or (ii) from the Landlord (if included in Landlord's net award), that portion of any net award, as hereinafter defined, attributable to the unamortized value of Tenant's leasehold improvements and fixtures installed by Tenant, based on straight-line depreciation from installation and to the expiration date of this Lease, without regard to condemnation. For purposes of this paragraph, a net award shall mean the entire award or payment for such taking or acquisition, less any payments required to be made to Landlord's first mortgagee and the expenses incurred by Landlord to collect such net award.

     24.4.  Transfer Under Threat of Taking.  A voluntary sale by Landlord to
            -------------------------------
any public or quasi-public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain.

     24.5.  Taking of the Property.  If there is a taking of a portion of the
            ----------------------
Property and/or the Building other than the Premises, and if, in the sole and absolute opinion of Landlord, the taking is so substantial as to render the remainder of the Property and/or the Building uneconomic to maintain despite reasonable reconstruction or remodeling, or if it would be necessary to alter the Property and/or Building or Premises materially, Landlord may terminate this Lease by notifying Tenant of such termination within ninety (90) Days following the date of taking, and this Lease shall end on the date specified in the notice of termination, which shall not be less than ninety (90) Days after the giving of such notice.

     24.6. Participation in Proceedings. Tenant hereby releases and shall not have an interest in, or right to participate with respect to the determination of, any compensation for any taking other than stipulated herein.


ARTICLE 25.  SUBORDINATION AND FINANCING
             ---------------------------

     25.1.   Subordination.  This Lease and any agreements relating to the
             -------------
financing of Tenant's Work and other tenant improvements ("Tenant Financing Agreements") are subject and subordinate to all REA's, ground or underlying leases, including sale and leaseback leases, mortgages and deeds of trust which now affect the Property, the Building, the Premises, or any portion thereof and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the lessor under any such Lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that it or they desire or require this Lease or any Tenant Financing Agreements to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, holder or holders deem reasonably necessary or desirable for purposes therefor in the similar format as attached hereto and marked Exhibit F, and provided further that any Mortgagee shall be
                  -----------
required to sign a non-disturbance agreement providing that Mortgagee recognizes this Lease and shall not disaffirm it even if Mortgagee forecloses or the leased Premises are sold at a foreclosure sale; Tenant shall be entitled to use and occupy the leased Premises and use the common areas in accordance with the terms of the Lease; Tenant shall be entitled to all of its rights under the Lease; insurance proceeds and awards shall be disbursed as provided in the Lease and Tenant's possession of the leased Premises shall not be disturbed by Mortgagee or by any person whose rights are not acquired as a result of foreclosure proceedings.

     25.2.  Future Encumbrance.  Landlord shall have the right to cause this
            ------------------
Lease and any Tenant financing agreements to be and become and remain subject and subordinate to any and all ground or underlying leases, including sale and leaseback leases, mortgages or deeds of trust which may hereafter be executed covering the Property, the Building, the Premises, the real property thereunder or any portion thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof, and Tenant agrees, within ten (10) Days after Landlord's written request therefor, to execute, acknowledge and deliver upon request any and all reasonable documents or instruments requested by Landlord or reasonably necessary or proper to ensure the subordination of this Lease or Tenant Financing Agreements to any such mortgages, deeds of trust or leasehold estates provided, however, that any Mortgagee or beneficiary of a deed of trust shall be
                   ----
required to sign a non-disturbance agreement providing that Mortgagee or beneficiary of a deed of trust recognizes this Lease and shall not disaffirm it even if Mortgagee or the beneficiary forecloses or the leased Premises are sold at a foreclosure sale; Tenant shall be entitled to use and occupy the leased Premises and use the common areas in accordance with the terms of the Lease; Tenant shall be entitled to all of its rights under the Lease; insurance proceeds and awards shall be disbursed as provided in the Lease and Tenant's possession of the leased Premises shall not be disturbed by Mortgagee, beneficiary or by any person whose rights are not acquired as a result of foreclosure proceedings.

     25.3.  Attornment.  Tenant hereby agrees to attorn to any person, firm or
            ----------
corporation purchasing or otherwise acquiring the Property, the Building, the Premises or the real property thereunder or any portion thereof at any sale or other proceeding or pursuant to the exercise of any rights, powers or remedies under such mortgages or deeds of trust or ground or underlying leases as if such person, firm or corporation had been named as Landlord herein. Tenant will attorn to any person, firm, or corporation purchasing or otherwise acquiring the Property, provided that such attornment shall include the recognition of this Lease by the Landlord's successor-in-interest and its agreement not to disturb Tenant or Tenant's ability to continue operating its business throughout the Initial Term and Extended Terms thereof.

     25.4.  Estoppel Certificate.  If, upon any proposed sale, assignment or
            --------------------
hypothecation of the Premises, the Building and/or the Property by Landlord, an estoppel statement shall be required from Tenant, Tenant agrees to deliver in recordable form within ten (10) Days after written request therefor by Landlord, said statement substantially in the form of Exhibit D. Tenant's refusal to
                                            ---------
timely execute such certificate, or such other certificate as the party (other than Landlord) to the sale, assignment or hypothecation may request, shall be deemed a default under this Lease and an irrevocable grant of authority to Landlord to execute such certificate on behalf of Tenant.


     25.5.  Intentionally Omitted.

     25.6.  Financing.  At any time during the Initial Term or Extended Terms,
            ---------
Tenant shall, upon ten (10) Days' prior written notice from Landlord, provide Landlord or any prospective purchaser or transferee or any institutional lender and/or lending authority which is negotiating with Landlord for interim construction or permanent financing during the Lease Term (collectively, "Concerned Party"), with a confidential copies of Tenant's most recent financial statement and financial statements for each of the two (2) years prior to the then current fiscal statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. If, prior to the Rent Commencement Date and subject to the provisions hereof, any Concerned Party shall require change(s) in this Lease as a condition of its approval of this Lease, Tenant shall not be required to agree to any modification of the provisions of this Lease relating to the amount of Monthly Rent and Additional Rent reserved, the size and/or location of the Premises, the duration and/or commencement date of the Lease Term, or reducing the improvements to be made by Landlord to the Premises prior to tender of possession, or any other provision which in Tenant's reasonable judgment adversely impacts its rights under this Lease.

     25.7.  Title Restrictions.  This Lease is made subject to all matters of
            ------------------
record (including any REA(s) referred to in Section 2.1Q may hereafter be
                                            ------------
created, supplemented, implemented, modified or amended provided Tenant's ability to conduct its business according to its permitted use is not impaired. Tenant agrees that as to its leasehold estate, it and all persons in possession or holding under it, will conform to and not contravene the provisions of said agreements and, within ten (10) Days after request therefor, shall execute and return to Landlord such documents in reasonable form subordinating this Lease to the REA(s).


ARTICLE 26.  SALE OF PREMISES BY LANDLORD
             ----------------------------

     In the event of any sale, exchange, or other conveyance of the Property or any portion or portions thereof by Landlord and an assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale, exchange or conveyance and assignment, provided that the transferee assumes all such covenants and obligations.

ARTICLE 27.  HOLDOVER BY TENANT
             ------------------

     27.1.   Holdover by Tenant.  If Tenant holds over after the Lease Term
             ------------------
hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and if such holdover is without Landlord's consent, Monthly Rent shall be payable monthly in advance at an annual rate equal to One Hundred Fifty percent (150%) of the Monthly Rent applicable during the last Rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 27 shall be construed as consent by
                                   ----------
Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease.

     27.2.  Failure to Surrender.  If Tenant fails to surrender the Premises
            --------------------
upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall indemnify and hold Landlord harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender.

ARTICLE 28.  Intentionally Omitted.

ARTICLE 29.  NOTICES
             -------

     29.1.   Notices.  Wherever in this Lease it shall be required or permitted
             -------
that notice, approval, advice, consent or demand be given or served by either Party to this Lease to or on the other, such notice, approval, advice, consent or demand shall be given or served (and shall not be deemed to have been duly given or served unless it is) in writing, addressed to the Parties at the addresses listed in Article 2 and (a) served personally, (b) or forwarded by
                    ---------
United States certified or registered mail, with return receipt requested, postage and fees fully prepaid, (c) sent by overnight domestic air courier (i.e., Federal Express/Airborne/California Overnight) or (d) transmitted by telex, telecopy or other means of teletransmission with a copy sent thereafter pursuant to (c) above. Either Party may change such address by written notice sent by certified or registered mail to the other. Service of any such notice or demand according to Section 29.1(a) and (d) shall be deemed complete upon
                    -----------------------
delivery, and according to Section 29.1(b) and (c) shall be deemed complete on
                           -----------------------
the Day of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of two (2) Days after the date of mailing, whichever is earlier.

     29.2. Default Notices. Notwithstanding anything to the contrary contained herein, any notices Landlord is required or authorized to serve upon Tenant in order to advise Tenant of alleged violations of Tenant's covenants contained in Article 13 (improper advertising medium/signs), Article 17 (failure
             ----------                                      ---------
of Tenant to properly repair and/or maintain the Premises) or Article 19
                                                              ----------
(improper parking of automobiles), must be in writing but shall be deemed to have been duly given or served upon Tenant by delivery of a copy of such notice to one of Tenant's officers (either by name or position title or by both) at the Premises and by mailing a copy of such notice to Tenant in the manner specified above.

ARTICLE 30.    Future Development.
               ------------------

     Tenant hereby acknowledges that Landlord may (but shall in no event be obligated to) redevelop the Building, which may result in expansion of same, and Tenant further acknowledges that such expansion, if and when the same may occur, may involve barricading, material storage, noise, the presence of workmen and equipment, rearrangement of parking areas, roadways and lighting facilities, and other inconveniences typically associated with construction. Except as hereinafter provided, Tenant waives any claim or defense it may have against Landlord and any right of offset against or deductions from Rent or any other sum payable under this Lease based upon interruption of or interference with Tenant's conduct of business or inconvenience to its customers caused by construction, modification or expansion. Notwithstanding the foregoing, if either (a)

Tenant's business in the Premises is materially adversely affected by such construction, modification or expansion for more than five (5) consecutive Business Days, or (b) the parking spaces adjacent to the Premises are reduced by more than twenty percent (20%) for more than thirty (30) consecutive Days, the Monthly Rent shall abate equitably to the extent such activity materially adversely affects Tenant's use and occupancy of the Premises for the period commencing after said 5-Day or 30-Day periods, as the case may be, and continuing for the period during which such interference or reduction of parking shall continue.

ARTICLE 31.  Intentionally Omitted.

ARTICLE 32.  CAPTIONS AND TERMS
             ------------------

     32.1.   Headings.  As used herein, headings and other titles shall have no
             --------
independent significance, and shall not be considered in the construction of this Lease. Such headings are included solely for the convenience of the Parties.

     32.2.   Gender, Number And Tense.  As used herein, and where indicated by
             ------------------------
the context, the masculine and the feminine shall include each other as well as the neuter, the singular and the plural shall include each other, and the present tense shall include the future.

     32.3.  Person.  The term "Person" shall include any individual,
            ------
partnership, joint venture, corporation, trust, unincorporated association, limited liability company, limited liability partnership, every other type of entity, and government or department or agency thereof, whether acting in an individual, fiduciary, representative or other capacity.

     32.4.  "Paragraph" "[(P)]" / "Section" "[(S)]."(P)(S)  Unless otherwise
            --------------------------------------  ------
specifically stated herein, any references to "Paragraph(s)" / "(P)((P))" or "Section(s)" / "(S)((S))" shall be deemed to be references to paragraph(s) and/or section(s) of this Lease.

     32.5.  "Day" And "Business Day" And Time.  Except as otherwise specifically
            ---------------------------------
stated, the term "Day" shall mean calendar day, and the term "Business Day" shall mean each Day which is not a Saturday, Sunday or other legal holiday. If an obligation or right matures on a Day that is a Saturday, Sunday or legal holiday, the time for performance shall be extended through and include the next Business Day. Any reference to time shall mean Pacific Time on the date when the act is to be performed.

     32.6.  Parties.  The term "Parties" shall refer to Landlord and Tenant, and
            -------
the term "Party" shall refer to Landlord or Tenant, as the context requires.

ARTICLE 33. OBLIGATIONS OF SUCCESSORS
            -------------------------

     Each and all of the provisions of this Lease shall be binding upon and inure to the benefit of the Parties hereto and, except as otherwise specifically provided in this Lease, their respective heirs, executors, administrators, successors and assigns, subject at all times, nevertheless, to all agreements and restrictions contained elsewhere in this Lease with respect to the assignment, transfer, encumbering or subletting of all or any part of Tenant's interest in this Lease.

ARTICLE 34. RIGHTS RESERVED TO LANDLORD
            ---------------------------

     In addition to its other rights hereunder, but subject to the restrictions
                                               --------------------------------
stated in this Lease, Landlord shall have the following rights exercisable
---------------------
without notice and without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby waived and released), except to the degree such are caused in whole or in part by the negligence or willful misconduct of Landlord or Landlord's agent), and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoffs or abatement of Rent:

            A. Except in the case of an emergency, when no notice shall be required, to enter the Premises at all reasonable times during the term of this Lease with at least one (1) Business Day's prior notice for the purpose of inspecting the same, exhibiting the Premises to prospective Tenants, purchasers or others, or with prior written notice in making such repairs or replacements therein as may be required by this Lease or as Landlord may deem appropriate; provided that Landlord shall use all reasonable efforts not to disturb Tenant's use and occupancy; and

            B. To decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy at any time after Tenant vacates or abandons the Premises upon Lease expiration or earlier termination.

     In exercising its right of access to Tenant's Leased Premises pursuant to the terms of this section, Landlord shall have due regard for the conduct of Tenant's business and shall not materially interfere with the conduct of such business. Any entry by Landlord will be effected only upon at least one (1) Business Day's prior notice to Tenant and accompanied by a representative of Tenant in all non-public areas, if such representative is reasonably available to so accompany Landlord. Tenant shall be entitled to install locks on all doors to the leased Premises and nothing in this Lease shall be construed so as to require Tenant to provide Landlord with a key to the lock or locks so installed.

ARTICLE 35.  MISCELLANEOUS PROVISIONS
             ------------------------

     35.1.  Construction.  This Lease was negotiated and drafted by the Parties
            ------------
jointly, and should be construed fairly as to each Party, irrespective of which Party actually typed the final Lease.

     35.2.  Severability.  If any provision of this Lease, or the application of
            ------------
such provision to any Person or circumstance, is held invalid or unenforceable, the remainder of this Lease, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall continue in full force without being impaired or invalidated.

     35.3.  Warranty of Authority.  Landlord and Tenant, each for themselves,
            ---------------------
represent and warrant that each Person executing this Lease on its behalf is duly and validly authorized to do so, and if that Party is a partnership, corporation, limited liability company, joint venture, or trust, that such entity has the power, full right and unconditional authority to enter into this Lease and to perform all of its obligations hereunder without breaching the terms of any other Lease or infringing the rights of any other Person or entity. No representation or warranty in this Lease contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading.

     35.4.  Survival Of Warranties.  The representations and warranties
            ----------------------
contained in or made pursuant to this Lease are material to the entering into and performance by the Parties of the terms and conditions herein and shall survive the expiration or other termination of this Lease except as otherwise specifically provided herein.

     35.5.  Entire Agreement.  It is understood and acknowledged that there are
            ----------------
no oral agreements between the Parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the Parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease contains all of the terms, covenants, conditions, warranties and agreements of the Parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the Parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the Parties hereto. All negotiations and oral agreements acceptable to both Parties have been merged into and are included herein. There are no other representations or warranties between the Parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

     35.6.   Intentionally Omitted.

     35.7.   Governing Law.  The rights and obligations of the Parties shall be
             -------------
governed by, and this Lease shall be construed and enforced in accordance with, the laws of the State of California excluding its conflict of law rules to the extent such rules would apply the law of another jurisdiction. The Parties hereto consent to the jurisdiction of all federal and state courts in California, and agree that venue shall lie exclusively in the county where the Premises are located.

     35.8.   Force Majeure.  Except as otherwise provided herein any prevention,
             -------------
delay or stoppage due to strikes, lockouts, labor disputes, acts of nature, inability to obtain labor or materials or reasonable substitutes therefor, governmental actions, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the Party obligated to perform shall excuse the performance of such Party for a period equal to any such prevention, delay or stoppage, except the obligations imposed with regard to Monthly Rent, Additional Rent and other charges to be paid pursuant to this Lease following the Rent Commencement Date.

     35.9.   Cumulative Rights.  The various rights, options, elections, powers
             -----------------
and remedies contained in this Lease shall be construed as cumulative, and not alternative, and no one of them shall be exclusive of any of the others, or of any other legal or equitable remedy which either Party might otherwise have in the event of breach or default in the terms hereof, and the exercise of one right or remedy by such Party shall not impair its right to any other right or remedy until all obligations imposed upon the other Party have been fully performed.

     35.10.  Time is of the Essence. Time is of the essence in this Lease and
             ----------------------
the time periods set forth in this Lease are to be strictly construed and enforced. Where no definite time for performance is specified, however, a delay or omission to exercise any right, power or remedy hereunder upon any breach or default under this Lease shall not impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or of any similar breach or default thereafter occurring, or an acquiescence therein.

     35.11.  Relationship of Parties.  Nothing contained in this Lease shall be
             -----------------------
deemed or construed by the Parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of Rent nor any other provision contained in this Lease nor any acts of the Parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

     35.12.  Real Estate Brokers.  In connection with this Lease, Tenant is
             -------------------
represented by Colliers Parrish International (Doug Marks) and Landlord is represented by BT Commercial Real Estate (Mike Connors) (collectively, "Brokers"). Landlord shall pay a total real estate commission to Brokers (which, in turn, shall divide that commission per a separate agreement) in the amount of Three Hundred Seventy Two Thousand Fifty Dollars and no cents ($372,050.00), representing Seven Dollars and no cents ($7.00) per square foot for each of the 53,150 square feet of the Premises, as follows: fifty percent (50%) thereof upon delivery to Landlord of a fully executed original of this Lease, including all exhibits, schedules and attachments, including, without limitation, each guarantee agreement executed in connection with this Lease, and Landlord's receipt of the Deposit, and fifty percent (50%) thereof on the Rent Commencement Date, after Tenant has taken possession of the Premises (without regard to the amount, if any paid under Section 2.1L). Tenant represents and
                                        ------------
warrants that there are no other claims for brokerage commissions or finder's fees in connection with the execution of this Lease due or payable as a result of the acts of Tenant and agrees to indemnify Landlord and hold it harmless from all liability arising from any such claim including, without limitation, the cost of attorneys' fees in connection therewith. Tenant is aware that both Ronald M. Tate and David L. Lazares, Members of Landlord, are real estate brokers licensed by the State of California, that each is participating in this Lease solely in his respective capacity as a Trustor, Trustee and/or Beneficiary of a Trust which is a Member of Landlord, and that neither shall receive a real estate commission for which a California real estate broker's license is required in connection with this transaction.

     35.13.  Interest Charges.  Wherever in this Lease reference is made to the
             ----------------
accrual of interest or to interest on sums due to either Party, such sums shall bear interest from the date due at a rate equal to the greater of ten percent (10%) per annum or the Reference Rate announced by the Bank of America N.T. & S.A./Nations Bank plus one percent (1%). Notwithstanding anything to the contrary contained herein, interest to be paid hereunder shall be limited to the maximum legal rate payable. Payment of such interest shall not excuse or cure any default under this Lease unless expressly agreed to in writing.

     35.14.  Exculpation.  The obligations of Landlord under this Lease,
             -----------
including, without limitation those set forth in Article 22, do not constitute
                                                 ----------
personal obligations of the individual members or manager of the Limited Liability Company which is Landlord, and Tenant shall look solely to the Landlord's interest in the Property and the Building and to no other assets of Landlord or Landlord's members or manager for satisfaction of any liability with respect to this Lease and will not seek recourse against the individual members or managers of the limited Liability Company which is Landlord herein, nor against any of their personal assets for such satisfaction.

     35.15.  No Remuneration for Execution of Lease. Except as otherwise
             --------------------------------------
specifically provided above, each Party shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Lease and in closing and carrying out the transactions contemplated by this Lease and neither Party shall pay to the other any signing bonus or other incentive payment in connection with the execution of this Lease.

     35.16.  Alarm System.  Any burglar alarm or other security system installed
             ------------
by Tenant upon or about the Premises shall be installed at Tenant's sole expense, and shall be subject to Landlord's express prior written approval. Landlord shall be without liability in connection with, and Tenant hereby indemnifies, defends, and holds Landlord harmless against, any and all liabilities, costs, and claims in connection with Tenant's installation, maintenance, operation or non-operation of any burglar alarm or other security system installed upon or about the Premises. Landlord shall not be required to install or retain any security system in or about the Property and/or the Building; but if any such system is installed or retained Landlord shall not be responsible or liable for its operation or malfunction and shall be entitled to remove the same at any time. Tenant agrees to inform its employees that Landlord is in no way responsible for any theft, burglary, assault or other similar act by Tenant, Tenant's agents and/or any third party in the Premises or for any failure to maintain proper security in the Premises, and Tenant agrees to indemnify, defend and hold Landlord free and harmless from any such claims by any of its employees, except where resulting from Landlord's gross negligence and/or intentionally wrongful conduct.

     35.17.  Independent Covenants.  The covenants and obligations of Tenant to
             ---------------------
this Lease shall be independent of performance by Landlord of the covenants and obligations of Landlord pursuant to this Lease.

     35.18.  Intentionally Omitted.

     35.19.  Receipt of Money.  No receipt of money by Landlord from Tenant
             ----------------
after a default by Tenant, the termination of this Lease, the service of any notice, the commencement of any suit or the final judgment for possession shall waive, reinstate, continue or extend the term of this Lease or affect any such default, notice, demand, suit or judgment.

     35.20.  Quiet Enjoyment.  Tenant, upon paying the Rents herein reserved,
             ---------------
and performing and observing all of the other terms, covenants and conditions of this Lease on Tenant's part to be performed and observed, shall peaceably and quietly have, hold and enjoy the Premises during the Lease Term, subject, nevertheless, to the terms of this Lease and to any mortgages, deeds of trust, ground and underlying leases, REA(S), agreements and encumbrances to which this Lease is subordinate.


     35.21.  Consents.  With respect to any provision of this Lease which either
             --------
provides or is held to provide that Landlord shall not unreasonably withhold or unreasonably delay any consent or approval, Tenant shall not be entitled to make any claim for, and Tenant hereby expressly waives, any claim for damages, it being understood and agreed that Tenant's sole remedy therefor shall be an action for specific performance

     35.22.  Memorandum of Lease.  Tenant shall not record this Lease without
             -------------------
the express written consent of Landlord, and shall execute, acknowledge and deliver at any time after the date of this Lease, at the request of Landlord, a "Memorandum of Lease" suitable for recording.

     35.23.  Mutual Execution.  Neither the submission of this Lease by Landlord
             ----------------
to Tenant nor any negotiations between them nor any course of conduct by either or both of them shall create or imply any rights of Tenant or reservations in or to the Premises until this Lease has been fully executed by both Landlord and Tenant. Tenant hereby specifically waives all such rights prior to such mutual execution of this Lease.

     35.24.  Waiver of Redemption by Tenant; Holding Over.  Tenant hereby waives
             --------------------------------------------
for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by statute, order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any proper
                                                                       ------
termination of this Lease.

     35.25. Name of Building. Tenant shall not use the name of the Building for any purpose other than the address of the business to be conducted by Tenant in the Premises. Landlord expressly reserves the right at any time to change said name of the Building without in any manner being liable to Tenant therefor.

     35.26.  Waiver.  No delay or omission in the exercise of any right or
             ------
remedy of either Party on any default by the other shall impair such a right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Lease Term. Upon satisfaction of Tenant's obligations to surrender as described in this Lease, Landlord shall provide written notice of its acceptance of Tenant's surrender of the Premises. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default shall not be a waiver of any other default concerning the same or any other provision of the Lease. For the protection of all Parties, amendments, waivers, and consents must be in writing and executed by the Party to be bound.

     35.27.  Right to Perform Obligation. Tenant shall pay to Landlord when due
             ---------------------------
all sums of money required to be paid pursuant to this Lease, whether or not the same is designated Additional Rent. If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible on the earlier of Landlord's demand or with the next installment of Monthly Rent thereafter falling due. Nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, except as outlined herein, or limit any other remedy of Landlord. If Tenant is required to perform any obligation in connection with the Premises and fails to do so, Landlord may (but shall in no event whatsoever be obligated to) perform same. If Landlord elects to perform same, Landlord shall have no obligation therefore whatsoever to Tenant for the performance of same, for the fact that such performance may have been done incorrectly, for the sufficiency thereof, or for performing the same or a similar thing thereafter. Tenant shall upon demand reimburse Landlord for the costs of effecting such performance including attorneys' fees and costs.

     35.28.  Intentionally Omitted.

     35.29.  Counterparts And Facsimile/Photocopied Signatures.  This Lease may
             -------------------------------------------------
be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Facsimile and photocopied signatures shall be as valid as original signatures for all purposes of this Lease.

     35.30.  Mutual Cooperation and Further Assurance.  The Parties hereto
             ----------------------------------------
covenant and agree to cooperate with each other in any and all matters necessary to effectuate the provisions of this Lease. The Parties shall execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Lease.

     35.31.  Survivability.  Any provision of this Lease which imposes an
             -------------
obligation after termination or expiration of this Lease shall survive such termination or expiration.

     35.32.  Exhibits And Attachments.  Each Exhibit, Attachment and Schedule
             ------------------------
attached hereto is incorporated herein fully by this reference and shall be deemed to be a part of this Lease.

     LANDLORD AND TENANT, EACH FOR ITSELF, CONFIRMS THAT IT IS SIGNING THIS LEASE VOLUNTARILY, WITHOUT DURESS OF ANY KIND, THAT IT HAS READ, CONSIDERED AND UNDERSTANDS THIS LEASE AND ITS LEGAL EFFECT, THAT IT HAS BEEN REPRESENTED BY OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY COUNSEL OF ITS OWN SELECTION IN CONNECTION

WITH THE NEGOTIATION AND EXECUTION OF THIS LEASE, AND THAT EACH PERSON SIGNING BELOW HAS THE AUTHORITY TO BIND AND HEREBY BINDS THE ENTITY ON WHOSE BEHALF S/HE SIGNS THIS LEASE.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Lease as of the Effective Date.

LANDLORD: _________________________                      TENANT:

SAN ALESO, LLC                                           VICINITY CORPORATION,
A CALIFORNIA LIMITED LIABILITY COMPANY                   A DELAWARE CORPORATION

________________________________________                 ________________________________________
By:  Silicon Valley LT, Inc.                             By:  Emerick Woods
a California corporation                                 Its:  CEO and President
Its:  Manager
          By:   Ronald M. Tate
          Its:   President                               Date: __________________________________

Date:  ___________________________________               ________________________________________

________________________________________                 By:  David Seltzer
By:  Silicon Valley LT, Inc.                             Its:  Secretary
     a California corporation
Its:  Manager                                                   Date: __________________________________
          By:   David L. Lazares
          Its:   Secretary

Date:  ___________________________________

                                   EXHIBIT A


                   LEGAL DESCRIPTION OF THE BUILDING PROPERTY
                   ------------------------------------------


                                  (TO FOLLOW)


Assessor's Parcel Number:   (204-01-05)

THE LAND REFERRED TO IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA, AND IS DESCRIBED AS FOLLOWS:

                                   EXHIBIT B


                                   SITE PLAN
                                   ---------
                                  (TO FOLLOW)

                                   EXHIBIT C

                                LANDLORD'S WORK
                                ---------------
                                  (TO FOLLOW)

                                  EXHIBIT C-1

                                WORKING DRAWINGS
                                ----------------
                                  (TO FOLLOW)

                                   EXHIBIT D

                          FORM OF TENANT'S CERTIFICATE
                          ----------------------------

                             (ESTOPPEL CERTIFICATE)


                                    RECITALS
                                    --------


     VICINITY CORPORATION, A DELAWARE CORPORATION, as tenant under that certain Lease dated February __, 2000, between SAN ALESO, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("Landlord") and the undersigned ("Tenant"), for the premises comprising approximately 53,150 square feet located at 370 San Aleso Avenue, Sunnyvale, Santa Clara County, California ("Premises"), hereby certifies as follows:

          1. The undersigned has commenced occupancy of the Premises described in said Lease.

          2. Said Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way except as follows:

          3.  The Monthly Rent as of the date hereof is $______________.

          4. Said Lease represents the entire agreement between the Parties as to said Premises.

          5.  The Rent Commencement Date was ____________________________.

          6. The Lease Term is currently scheduled to expire on ____________________________. There are ____ renewal options for Extended Term(s) available to Tenant.

          7. All conditions of said Lease to be performed by Landlord necessary to the enforceability of said Lease have been satisfied.

          8. The amount of the Security Deposit which has been paid to Landlord as provided for in said Lease is $____________________________.

          9. As of the date hereof, there are no actually known existing defenses or offsets that the undersigned has precluding enforcement of said Lease by Landlord.

          10. The Monthly Rent in the sum of $________________ for __________________ has been paid. No Rent has been paid in advance and no security has been deposited with Landlord except as provided in said Lease.

          11. The undersigned acknowledges that this certificate may be delivered to Landlord's mortgagee or prospective purchaser, and acknowledges that the undersigned recognizes that if same is done, said mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and in accepting an assignment of the Lease as collateral security and that receipt of this certificate is in condition of making of the loan or acquisition of such property.

Executed at ______________, on the ______ day of _____________, 20____.


TENANT:   VICINITY CORPORATION
         A DELAWARE CORPORATION

By: _____________________________________________

Its: ____________________________________________



By: _____________________________________________

Its: ____________________________________________

                                   EXHIBIT E

                    CONFIRMATION OF LEASE COMMENCEMENT DATE
                    ---------------------------------------

     THIS CONFIRMATION OF RENT COMMENCEMENT DATE, dated
_________________________, is by and between SAN ALESO, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("Landlord") VICINITY CORPORATION, A DELAWARE CORPORATION ("Tenant").

                                    RECITALS
                                    --------

          A. Landlord and Tenant have entered into that certain Lease dated February __, 2000, on certain premises comprising approximately 53,150 square feet located at 370 San Aleso Avenue, Sunnyvale, Santa Clara County, California ("Premises").

          B. Landlord and Tenant wish to set forth their agreements as to the commencement of the term of the Lease.

          NOW, THEREFORE, in consideration of the demised Premises as described in the Lease and the covenants set forth therein, Landlord and Tenant agree as follows:


                                   AGREEMENT
                                   ---------

          1.  The term of the Lease began on ____________________________.

          2. Tenant's obligation to pay rent commenced on _____________________, which is hereby established as the "Rent Commencement Date" wherever said term is used in the Lease.

          3.  The initial or base term of the Lease shall expire on
____________________________.

          4. Tenant has two (2) separate, consecutive five (5) year periods, each of which is to be exercised by presentation to Landlord of notice not more than two hundred seventy (270) Days nor fewer than one hundred fifty (150) Days before the expiration of the term then in effect, subject to extension as provided in the Lease.

          5. To either party's knowledge, there currently are no uncured defaults on the part of either Landlord or Tenant.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.


LANDLORD: _________________________                             TENANT:

SAN ALESO, LLC                                                  VICINITY CORPORATION,
A CALIFORNIA LIMITED LIABILITY COMPANY                          A DELAWARE CORPORATION

________________________________________
By:  Silicon Valley LT, Inc.                                    ________________________________________
     a California corporation                                   By:   Emerick Woods
Its:  Manager                                                   Its:  CEO and President
          By:   Ronald M. Tate
          Its:   President                                      Date: __________________________________

Date:  ___________________________________
                                                                ________________________________________
__________________________________________                                  By:  David Seltzer
By:  Silicon Valley LT, Inc.                                                 Its:  Secretary
     a California corporation
Its:  Manager                                                   Date: __________________________________
          By:   David L. Lazares
          Its:   Secretary

Date:  ___________________________________

                                   EXHIBIT F

                  SUBORDINATION AND NON DISTURBANCE AGREEMENT
                  -------------------------------------------

When Recorded Mail To:






============================================================================
                       (space above for recorder's use)


                        LEASE SUBORDINATION, ATTORNMENT
                         AND NON-DISTURBANCE AGREEMENT

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT ("Agreement") is entered into as of __________________________ ("Effective Date"), between ________________________________________________________________ ("Mortgagee"),
and VICINITY CORPORATION, A DELAWARE CORPORATION ("Tenant"), with reference to the following facts:

     A. SAN ALESO, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("Landlord"), owns the real property located in Sunnyvale, Santa Clara County, California (such real property, including all buildings, improvements, structures and fixtures located thereon, "Landlord's Premises"), as more particularly described in Exhibit "A."
   ------------

     B. Mortgagee has made a loan to Landlord in the original principal amount of ______ _________________________________________________________________
("Loan").

     C. To secure the Loan, Landlord has encumbered Landlord's Premises by entering into that certain Construction Deed of Trust, Assignment of Leases and Rents and Security Agreement (Including Fixture Filing) of even date herewith, in favor of Mortgagee (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the "Mortgage") to be recorded concurrently herewith in the __________________ County Recorder's Office ("Land Records").

     D. Pursuant to a lease dated as of February __, 2000 ("Lease"), Landlord demised to Tenant a portion of Landlord's Premises ("Tenant's Premises").

     E. A memorandum of the Lease is to be recorded in the Land Records prior to the recording of this Agreement.

     F. Tenant and Mortgagee desire to agree upon the relative priorities of their interests in Landlord's Premises and their rights and obligations if certain events occur.

     NOW, THEREFORE, for good and sufficient consideration, Tenant and Mortgagee agree:

AGREEMENT
---------

     1.  Definitions.
         -----------
The following terms shall have the following meanings for purposes of this
Agreement:

         1.1.  Foreclosure Event.  A "Foreclosure Event" means:
               -----------------

               (a) foreclosure under the Mortgage;

               (b) any other exercise by Mortgagee of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which Successor Landlord becomes owner of Landlord's Premises; or

               (c) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed or other conveyance of Landlord's interest in Landlord's Premises in lieu of any of the foregoing.

         1.2.  Intentionally Omitted.

         1.3.  Offset Right.  An "Offset Right" means any right or alleged right
               ------------
of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant's payment of Rent or performance of Tenant's other obligations under the Lease, arising (whether under the Lease or other applicable law) from Landlord's breach or default under the Lease.

         1.4.  Rent.  The "Rent" means any fixed rent, base rent or Additional
               ----
Rent under the Lease.

         1.5.  Successor Landlord.  A "Successor Landlord" means any party that
               ------------------
becomes owner of Landlord's Premises as the result of a Foreclosure Event.

         1.6.  Termination Right.  A "Termination Right" means any right of
               -----------------
Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord's breach or default under the Lease.

     2.  Subordination.
         -------------
The Lease shall be, and shall at all times remain, subject and subordinate to the Mortgage, the lien imposed by the Mortgage, and all advances made under the Mortgage.

     3.  Non-Disturbance, Recognition and Attornment.
         -------------------------------------------


         3.1.  No Exercise of Mortgage Remedies Against Tenant. So long as the
               -----------------------------------------------
Lease has not been terminated on account of Tenant's default that has continued beyond applicable cure periods ("Event of Default"), Mortgagee shall not name or join Tenant as a defendant in any exercise of Mortgagee's rights and remedies arising upon a default under the Mortgage unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or prosecuting such rights and remedies. In the latter case, Mortgagee may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise adversely affect Tenant's rights under the Lease or this Agreement in such action. If Mortgagee joins Tenant in such action, Landlord, by executing the Consent hereinafter set forth, agrees to indemnify, defend and hold Tenant harmless from and against any loss, cost or expense incurred or suffered by Tenant, including without limitation, legal fees, in being a party to or arising from such action.

         3.2.  Non-Disturbance and Attornment.  If the Lease has not been
               ------------------------------
terminated on account of an Event of Default by tenant, then, when Successor Landlord takes title to Landlord's Premises: (a) Successor Landlord shall not terminate or disturb Tenant's possession or quiet enjoyment of Tenant's Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (b) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant's direct landlord under the Lease as affected by this Agreement; and (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant.

         3.3.  Further Documentation.  The provisions of this Article be
               ---------------------
effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article in writing upon request by either of them.

         3.4.  Insurance and Condemnation Proceeds.  Mortgagee agrees that
               -----------------------------------
notwithstanding anything to the contrary in the Mortgage, and provided the Lease has not been terminated on account of an Event of Default by Tenant, all insurance proceeds and condemnation awards relating to the Tenant's Premises or the Landlord's Premises shall be applicable in accordance with and as otherwise provided in the Lease.

         3.5.  Consent to Lease.  Mortgagee hereby consents to the Lease and all
               ----------------
of the terms and conditions thereof.

     4.  Protection of Successor Landlord.  Notwithstanding anything to the
         --------------------------------
contrary in this Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any of the following matters:

         4.1.  Claims Against Former Landlord.  Any Offset Right that Tenant may
               ------------------------------
have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment. (The foregoing shall not limit either (a) Tenant's right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring after the date of attornment; or (b) Successor Landlord's obligation to perform the obligations of Landlord under the Lease from and after the date of attornment or to correct any conditions that existed as of the date of attornment and that violate Successor Landlord's
                                         ----
obligation as landlord under the Lease.)

         4.2.  Prepayments.  Any payment of Rent that Tenant may have made to
               -----------
Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment.

         4.3.  Payment; Security Deposit.  Any obligation: (a) to pay Tenant any
               -------------------------
sum(s) that any Former Landlord owed to Tenant; or (b) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Mortgagee.

         4.4.  Modification, Amendment or Waiver.  Any modification or amendment
               ---------------------------------
of the Lease, or any waiver of any terms of the Lease, made without Mortgagee's written consent which modifies the Rent or modifies the term of the Lease, or which materially and adversely affects Mortgagee's rights, duties or obligations under this Agreement.

         4.5.  Surrender, Etc.  Any consensual or negotiated surrender,
               --------------
cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease or which results because of a default by Landlord under the Lease.

     5.  Exculpation of Successor Landlord.
         ---------------------------------

Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be deemed to have been automatically amended to provide that Successor' Landlord's obligations and liability under the Lease shall never extend beyond Successor Landlord's (or its successors' or assigns') interest, if any, in Landlord's Premises from time to time, including insurance and condemnation proceeds, Successor Landlord's interest in the Lease, the rents and other income received or receivable from the ownership or operation of Landlord's Premises, and the proceeds from any sale or other disposition of Landlord's Premises by Successor Landlord (collectively, "Successor Landlord's Interest"). Tenant shall look exclusively to Successor Landlord's Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord's Interest (or that of its successor and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

     6.  Mortgagee's Right To Cure.
         -------------------------


         6.1.  Notice to Mortgagee.  Notwithstanding anything to the contrary in
               -------------------
the Lease or this Agreement or the Lease, before exercising any Termination Right or Offset Right, Tenant shall provide Mortgagee with notice of the breach or default by Landlord giving rise to same ("Default Notice") and, thereafter, the opportunity to cure such breach or default as provided for below.

         6.2.  Mortgagee's Cure Period.  After Mortgagee receives a Default
               -----------------------
Notice, Mortgagee shall have a period of thirty (30) days under the Lease in which to cure the breach or default by Landlord. Mortgagee shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Mortgagee agrees or undertakes otherwise in writing. The foregoing shall not limit Tenant's right to exercise self-help remedies to cure a default by Landlord under the Lease if permitted by the Lease or if necessary to prevent imminent danger of damage or injury to persons or property or if necessary to permit the full use and occupancy by Tenant of the Tenant's Premises.

         6.3.  Extended Cure Period.  In addition, as to any breach or default
               --------------------
by Landlord the cure of which requires possession and control of Landlord's Premises, provided only that Mortgagee undertakes to Tenant by written notice to Tenant within thirty (30) days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, Mortgagee's cure period shall continue for such additional time not exceeding thirty (30) days ("Extended Cure Period") as Mortgagee may reasonably require to either (a) obtain possession and control of Landlord's Premises and thereafter cure the breach or default with reasonable diligence and continuity; or (b) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default.

     7.  Miscellaneous.
         -------------


         7.1.  Notices. All notices or other communications required or
               -------
permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by nationally recognized overnight courier service that regularly maintains records of items delivered. Notices shall be effective the next business day after being sent by overnight courier service, and three business days after being sent by certified mail (return receipt requested). Unless and until notice of a change of address is given under this Agreement, notices or other communications shall be given to Mortgagee and Tenant, respectively, at the following address:

               If to Mortgagee:
               ---------------

               With a copy to:
               --------------

               If to Tenant:
               ------------

               With a copy to:
               --------------

         7.2. Successors and Assigns. This Agreement shall bind and benefit the parties their successors and assigns, any Successor Landlord, and its successors and assigns. If Mortgagee assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee's written assumption of all obligation sunder this Agreement, all liability of the assignor shall terminate for obligations thereafter accruing under this Agreement.

         7.3.  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between Mortgagee and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Mortgagee as to the subject matter of this Agreement.

         7.4.  Interaction With Lease and With Mortgage.  If this Agreement
               ----------------------------------------
conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of non-disturbance agreements by the holder of this Mortgage. Mortgagee confirms that Mortgagee has consented to Landlord's entering into the Lease.

         7.5.  Mortgagee's Rights and Obligations.  Except as expressly provided
               ----------------------------------
for in this Agreement, Mortgagee shall have no obligation to Tenant with respect to the Lease.

         7.6.  Interpretation; Governing Law. The rights and obligations of the
               -----------------------------
Parties shall be governed by, and this Agreement shall be construed and enforced in accordance with, the laws of the State of California excluding its conflict of law rules to the extent such rules would apply the law of another jurisdiction. The Parties hereto consent to the jurisdiction of all federal and state courts in California, and agree that venue shall lie exclusively in the county where the Premises are located.

         7.7.  Amendments.  This Agreement may be amended, discharged or
               ----------
terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

         7.8.  Execution.  This Agreement may be executed in any number of
               ---------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         7.9.  Mortgagee's Representation. Mortgagee represents that Mortgagee
               --------------------------
has full authority to enter into this Agreement, that the execution hereof has been duly authorized by its Board of Directors and Mortgagee's entry into this Agreement has been duly authorized by all necessary actions. Mortgagee agrees to keep a copy of this Agreement in its permanent mortgage records with respect to the Loan.

     IN WITNESS WHEREOF, this Agreement has been duly executed by Mortgagee and Tenant as of the Effective Date.


MORTGAGEE:                                       TENANT:

By:  _______________________________             VICINITY CORPORATION,
                                                 A DELAWARE CORPORATION
Its:  _______________________________

Date:  _____________________________             By:   _________________________

                                                 Its:  _________________________

                                                 Date: _________________________


                                                 By:   _________________________


                                                 Its:  _________________________


                                                 Date:  ________________________

                               LANDLORD'S CONSENT
                               ------------------

Landlord consents and agrees to the foregoing Agreement. The foregoing Agreement shall not alter, waive or diminish any of Landlord's obligations under the Mortgage or the Lease. The above Agreement discharges any obligations of Mortgagee under the Mortgage and related loan documents to enter into a non-disturbance agreement with Tenant and the obligations of Tenant to enter into a subordination agreement with Mortgagee.


LANDLORD: _________________________       LANDLORD: ____________________

SAN ALESO, LLC                            SAN ALESO, LLC
A CALIFORNIA LIMITED LIABILITY COMPANY    A CALIFORNIA LIMITED LIABILITY COMPANY

____________________________________      ____________________________________
_______________________________
By:  Silicon Valley LT, Inc.
a California corporation                  Date:  ______________________________
Its:  Manager
         By:    Ronald M. Tate
         Its:   President



Date:  ______________________________

STATE OF _______________________  )                                            CAPACITY CLAIMED BY SIGNER:
                                )
COUNTY OF _______________________ )                                            [ ] Individual(s)

On _________________, 2000, before me, the undersigned, a Notary Public        [ ] Corporate _____________
 in and for said State, personally appeared ____________________________,          Officer(s) ______________
                                                                                               Title(s)
[_] personally known to me - OR -   proved to me on the basis of
satisfactory evidence, to be the person(s) whose name(s) is/are                [ ] Partner(s)
subscribed to the within instrument and acknowledged to me that
he/she/they executed the same in his/her/their authorized                      [ ] Attorney-in-Fact
capacity(ies), and that by his/her/their signature(s) on the
instrument the person(s), or the entity upon behalf of which the               [ ] Trustee(s)
person(s) acted, executed the instrument.
                                                                               [ ] Subscribing Witness
WITNESS my hand and official seal.
                                                                               [ ] Guardian/Conservator

____________________________                                                   [ ] Other: _____________
  Signature of Notary                                                              ____________________
                                                                                   _____________________

                                                                                   SIGNER IS REPRESENTING:
                                                                                   Name of person(s) or entity(ies):
                                                                                   _________________________
                                                                                   _________________________


STATE OF _______________________  )                                                CAPACITY CLAIMED BY SIGNER:
                                )
COUNTY OF _______________________  )                                           [ ] Individual(s)

On _________________, 2000, before me, the undersigned, a Notary Public        [ ] Corporate _____________
 in and for said State, personally appeared ____________________________,          Officer(s) ______________
                                                                                                Title(s)
[_] personally known to me - OR -   proved to me on the basis of
satisfactory evidence, to be the person(s) whose name(s) is/are                [ ] Partner(s)
subscribed to the within instrument and acknowledged to me that
he/she/they executed the same in his/her/their authorized                      [ ] Attorney-in-Fact
capacity(ies), and that by his/her/their signature(s) on the
instrument the person(s), or the entity upon behalf of which the               [ ] Trustee(s)
person(s) acted, executed the instrument.
                                                                               [ ] Subscribing Witness
WITNESS my hand and official seal.
                                                                               [ ] Guardian/Conservator

____________________________                                                   [ ] Other: ________________
  Signature of Notary                                                              ______________________
                                                                                   ______________________

                                                                                   SIGNER IS REPRESENTING:
                                                                                   Name of person(s) or entity(ies):
                                                                                   _________________________
                                                                                   _________________________

                               TABLE OF CONTENTS


                                                                                                                         PAGE

     ARTICLE 1.  PARTIES..................................................................................................  1
                 -------

     ARTICLE 2.  TERMS AND DEFINITIONS....................................................................................  1
                 ---------------------

                  2.1.  Definitions.......................................................................................  1
                        -----------

                  2.2.  Exhibits..........................................................................................  1
                        --------

     ARTICLE 3.  PREMISES.................................................................................................  2
                 --------

                 3.1.  Premises...........................................................................................  2
                       --------

                 3.2.  Building...........................................................................................  2
                       --------

                 3.3.  Location And Environmental Condition Of The Property, Building And Premises.....................     2
                       ---------------------------------------------------------------------------

                 3.4.  ADA Compliance..................................................................................     2
                       --------------

     ARTICLE 4.  LEASE TERM............................................................................................     2
                 ----------

                 4.1.  Commencement of Term............................................................................     2
                       --------------------

                 4.2.  Delay in Possession.............................................................................     3
                       -------------------

                 4.3.  Extended Term(s)................................................................................     3
                       ----------------

                 4.4.  Tenant's Termination Option.....................................................................     3
                       ---------------------------

     ARTICLE 5.  RENT..................................................................................................     4
                 ----
                 5.1.  Minimum Monthly Rent - Initial Lease Term.......................................................     4
                       -----------------------------------------

                 5.2.  Minimum Monthly Rent Adjustment - Initial Lease Term............................................     4
                       ----------------------------------------------------

                 5.3.  Additional Rent.................................................................................     4
                       ---------------

                 5.4.  Minimum Monthly Rent During Extended Term(s)....................................................     4
                       -------------------------------------------

                 5.5.  Intentionally Omitted...........................................................................     4
                       ---------------------

                 5.6.  Tenant Improvement Allowance....................................................................     4
                       ----------------------------

     ARTICLE 6.  REAL PROPERTY TAXES...................................................................................     5
                 -------------------

                 6.1.  Real Property Taxes.............................................................................     5
                       -------------------

                 6.2.  Personal Property Taxes.........................................................................     5
                       -----------------------

     ARTICLE 7.  SECURITY DEPOSIT......................................................................................     5
                 ----------------

     ARTICLE 8.  USE...................................................................................................     5
                 ---

                 8.1.  Permitted Use...................................................................................     6
                       -------------

                 8.2.  Hazardous Waste.................................................................................     6
                       ---------------

     ARTICLE 9.  UTILITIES SERVICES....................................................................................     7
                 ------------------

                 9.1.  Utility Installation............................................................................     7
                       --------------------

                 9.2.  Payment of Utility Cost.........................................................................     7
                       -----------------------

                 9.3.  No Liability....................................................................................     7
                       ------------

     ARTICLE 10.  INDEMNITY AND INSURANCE..............................................................................     7
                  -----------------------


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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                                         PAGE

                 10.1.   Indemnification and Waiver....................................................................      7
                         --------------------------

                 10.2.   Tenant's Insurance Obligation.................................................................      7
                         -----------------------------

                 10.3.   Policy Requirements...........................................................................      7
                         -------------------

                 10.4.   Increase in Coverage..........................................................................      8
                         --------------------

                 10.5.   Blanket Coverage..............................................................................      8
                         ----------------

                 10.6.   Landlord's Insurance Obligations..............................................................      8
                         --------------------------------

     ARTICLE 11.  TENANT'S RIGHT TO MAKE ALTERATIONS...................................................................      8
                  ----------------------------------

                  11.1.   Permitted Alterations........................................................................      8
                          ---------------------

                  11.2.   Manner of Construction.......................................................................      8
                          ---------------------

                  11.3.   Construction Insurance.......................................................................      8
                          ----------------------

                  11.4.   Landlord Approvals...........................................................................      9
                          ------------------

     ARTICLE 12.  MECHANICS' LIENS.....................................................................................      9
                  ----------------

                  12.1.   Tenant's Lien Obligations....................................................................      9
                          -------------------------

                  12.2.   Contest of Lien..............................................................................      9
                          ---------------

                  12.3.   Right to Cure................................................................................      9
                          -------------

                  12.4.   Notice.......................................................................................      9
                          ------

                  12.5.   Inspection...................................................................................      9
                          ----------

     ARTICLE 13.  SIGNS; ADVERTISING MEDIUM............................................................................      9
                  -------------------------

     ARTICLE 14.  SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF PERSONAL PROPERTY....................................      9
                  -----------------------------------------------------------------

                  14.1.   Surrender of Premises........................................................................      9
                          ---------------------

                  14.2.   Removal of Tenant's Property by Tenant.......................................................      9
                          --------------------------------------

                  14.3.   Removal of Tenant's Property by Landlord.....................................................     10
                          ----------------------------------------

                  14.4.   Landlord's Property..........................................................................     10
                          -------------------

                  14.5.   Landlord's Actions on Premises...............................................................     10
                          ------------------------------

                  14.6.   Landlord's Right Of Entry....................................................................     10
                          -------------------------

     ARTICLE 15.  ASSIGNMENT, SUBLETTING AND FINANCING.................................................................     10
                  ------------------------------------

                  15.1.   Restrictions.................................................................................     10
                          ------------

                  15.2.   Procedure for Transfer.......................................................................    10
                          ----------------------

                  15.3.   Required Documents...........................................................................     10
                          ------------------

                  15.4.   Transfer of Ownership........................................................................     11
                          ---------------------

                  15.5.   Event of Bankruptcy..........................................................................     11
                          ------------------

                  15.6.   Transfer Premiums Recapture..................................................................     11
                          ---------------------------

     ARTICLE 16.  Intentionally Omitted................................................................................     11
                  ---------------------

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                               TABLE OF CONTENTS
                                  (CONTINUED)

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
     ARTICLE 17.  REPAIR AND MAINTENANCE...............................................................................    11
                  ----------------------

                  17.1.  Maintenance Obligations.......................................................................    11
                         -----------------------

                  17.2.  Tenant's Failure to Maintain..................................................................    12
                         -----------------------

                  17.3.  Limit on Landlord's Duty......................................................................    12
                         ------------------------

                  17.4.  Right to Enter................................................................................    12
                         --------------

                  17.5.  Grant of License..............................................................................    12
                         ----------------

     ARTICLE 18.  DAMAGE OR DESTRUCTION................................................................................    12
                  ---------------------

                  18.1.  Insured Casualty..............................................................................    12
                         ----------------

                  18.2.  Uninsured Casualty............................................................................    12
                         ------------------

                  18.3.  Damage to the Building........................................................................    12
                         ----------------------

                  18.4.  Damage Near End of Term.......................................................................    13
                         -----------------------

                  18.5.  Release of Liability..........................................................................    13
                         --------------------

                  18.6.  Abatement of Rent.............................................................................    13
                         -----------------

     ARTICLE 19.  COMMON AREAS.........................................................................................    13
                  ------------

                  19.1.  Use of Common Areas...........................................................................    13
                         -------------------

                  19.2.  Common Area Expenses..........................................................................    13
                         --------------------

                  19.3.  Parking.......................................................................................    13
                         -------

     ARTICLE 20.  LATE CHARGES.........................................................................................    13
                  ------------

     ARTICLE 21.  DEFAULTS; REMEDIES...................................................................................    13
                  ------------------

                  21.1.  Events of Default.............................................................................    13
                         -----------------

                  21.2.  Remedies Upon Default.........................................................................    14
                         ---------------------

                  21.3.  Form of Payment After Default.................................................................    14
                         -----------------------------

                  21.4.  Waiver of Default.............................................................................    14
                         -----------------

                  21.5.  Remedies Upon Default.........................................................................    14
                         ---------------------

                  21.6.  Efforts to Re-Let.............................................................................    15
                         -----------------

                  21.7.  Notice........................................................................................    15
                         ------

     ARTICLE 22.  DEFAULT BY LANDLORD..................................................................................    15
                  -------------------

     ARTICLE 23.  ATTORNEYS' FEES......................................................................................    15
                  ---------------

                  23.1.  Payment of Attorneys' Fees....................................................................    15
                         --------------------------

                  23.2.  Suits By Third Parties........................................................................    15
                         ----------------------

     ARTICLE 24.  EMINENT DOMAIN.......................................................................................    15
                  --------------

                  24.1.  Taking Resulting in Termination...............................................................    15
                         -------------------------------

                  24.2.  Partial Taking................................................................................    16
                         --------------

                  24.3.  Award.........................................................................................    16
                         -----

                                     (iii)

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                       PAGE
                  24.4.  Transfer Under Threat of Taking......................................           16
                  24.5.  Taking of the Property...............................................           16
                  24.6.  Participation in Proceedings.........................................

     ARTICLE 25.  SUBORDINATION AND FINANCING.................................................           16
                  25.1.  Subordination........................................................           16
                  25.2.  Future Encumbrance...................................................           16
                  25.3.  Attornment...........................................................           16
                  25.4.  Estoppel Certificate.................................................           17
                  25.5.  Intentioanlly Omitted................................................
                  25.6.  Financing............................................................           17
                  25.7.  Title Restrictions...................................................           17

     ARTICLE 26.  SALE OF PREMISES BY LANDLORD................................................           17

     ARTICLE 27.  HOLDOVER BY TENANT..........................................................           17
                  27.1.  Holdover by Tenant...................................................           17
                  27.2.  Failure to Surrender.................................................           17

     ARTICLE 28.  Intentionally Omitted.......................................................           17

     ARTICLE 29.  NOTICES.....................................................................           17
                  29.1.  Notices..............................................................           17
                  29.2.  Default Notices......................................................           17

     ARTICLE 30.  Future Development..........................................................           17

     ARTICLE 31.  Intentionally Omitted.......................................................           18

     ARTICLE 32.  CAPTIONS AND TERMS..........................................................           18
                  32.1.  Headings.............................................................           18
                  32.2.  Gender, Number And Tense.............................................           18
                  32.3.  Person...............................................................           18
                  32.4.  "Paragraph" "[(P)]" / "Section" "[(S)].".............................           18
                  32.5.  "Day" And "Business Day" And Time....................................           18
                  32.6.  Parties..............................................................           18

     ARTICLE 33.  OBLIGATIONS OF SUCCESSORS...................................................           18

     ARTICLE 34.  RIGHTS RESERVED TO LANDLORD.................................................           18

     ARTICLE 35.  MISCELLANEOUS PROVISIONS....................................................           18
                  35.1.  Construction.........................................................           18
                  35.2.  Severability.........................................................           18
                  35.3.  Warranty of Authority................................................           18

                                     (iv)

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                                         PAGE
                  35.4.   Survival Of Warranties......................................................                     18
                  35.5.   Entire Agreement............................................................                     19
                  35.6.   Intentionally Omitted.......................................................                     19
                  35.7.   Governing Law...............................................................                     19
                  35.8.   Force Majeure...............................................................                     19
                  35.9.   Cumulative Rights...........................................................                     19
                  35.10.  Time is of the Essence......................................................                     19
                  35.11.  Relationship of Parties.....................................................                     19
                  35.12.  Real Estate Brokers.........................................................                     19
                  35.13.  Interest Charges............................................................                     19
                  35.14.  Exculpation.................................................................                     19
                  35.15.  No Remuneration for Execution of Lease......................................                     19
                  35.16.  Alarm System................................................................                     19
                  35.17.  Independent Covenants.......................................................                     20
                  35.18.  Intentionally Omitted.......................................................                     20
                  35.19.  Receipt of Money............................................................                     20
                  35.20.  Quiet Enjoyment.............................................................                     20
                  35.21.  Consents....................................................................                     20
                  35.22.  Memorandum of Lease.........................................................                     20
                  35.23.  Mutual Execution............................................................                     20
                  35.24.  Waiver of Redemption by Tenant; Holding Over................................                     20
                  35.25.  Name of Building............................................................                     20
                  35.26.  Waiver......................................................................                     20
                  35.27.  Right to Perform Obligation.................................................                     20
                  35.28.  Intentionally Omitted.......................................................                     20
                  35.29.  Counterparts And Facsimile/Photocopied Signatures...........................                     20
                  35.30.  Mutual Cooperation and Further Assurance....................................                     20
                  35.31.  Survivability...............................................................                     20
                  35.32.  Exhibits And Attachments....................................................                     20

                                      (v)

                               TABLE OF EXHIBITS


     -------------------------------------------------------------------------
     Exhibit A:    Legal description of the Property.
     ---------

     Exhibit B:    Site Plan.
     ---------

     Exhibit C:    Work to be performed by Landlord ("Landlord's Work") in or on
     ---------     the Premises. The Premises shall be constructed in accordance with the procedures outlined in Exhibit C.
                                                   ---------

     Exhibit C-1:  Working Drawings for Tenant Improvements
     -----------

     Exhibit D:    Form of Tenant's Certificate (Estoppel Certificate).
     ---------

     Exhibit E:    Acknowledgment of Lease Commencement Date (sample form).
     ---------

     Exhibit F:    Subordination and Non-Disturbance Agreement.
     ---------

     Exhibit G:    Level One Environmental Report.
     ---------
     -------------------------------------------------------------------------

                                      (vi)